UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Viracta Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Dear Stockholders:

We are pleased to invite you to attend the 2022 annual meeting of stockholders (the “Annual Meeting”) of Viracta Therapeutics, Inc., to be held on Wednesday, June 8, 2022 at 10:00 a.m., Pacific Time. Due to public health concerns and restrictions associated with the COVID-19 pandemic, the Annual Meeting will be held in a virtual format. We believe this format supports the health and well-being of our stockholders and affords the same rights and opportunities to participate in the Annual Meeting to all stockholders irrespective of location. You will be able to attend the Annual Meeting virtually by visiting https://www.proxydocs.com/VIRX where you will be able to listen to the meeting live, submit questions and vote online.

The attached formal meeting notice and proxy statement contain details of the business to be conducted at the Annual Meeting.

Your vote is important. Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, we urge you to vote and submit your proxy promptly via the Internet, telephone or mail.

On behalf of our Board of Directors, we would like to express our appreciation for your continued support of and interest in Viracta.

Sincerely,

Ivor Royston, M.D.

President and Chief Executive Officer

Cardiff, California

VIRACTA THERAPEUTICS, INC.

2533 S. Coast Hwy. 101, Suite 210

Cardiff, California 92007

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date	Wednesday, June 8, 2022 at 10:00 a.m., Pacific Time

Place	The Annual Meeting will be a completely virtual meeting of stockholders, to be conducted via live webcast. You will be able to attend the Annual Meeting virtually, submit questions and vote online during the meeting by visiting https://www.proxydocs.com/VIRX.

Items of Business

•  To elect three (3) Class I directors to hold office until our 2025 annual meeting of stockholders and until their respective successors are elected and qualified.

•  To approve, on an advisory basis, the compensation of our named executive officers.

•  To approve the 2022 Employee Stock Purchase Plan.

•  To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022.

•  To transact other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

Record Date	April 19, 2022 (the “Record Date”). Only stockholders of record as of the Record Date are entitled to notice of and to vote at the Annual Meeting.

Availability of Proxy Materials

The Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement, notice of annual meeting, form of proxy and our annual report, is first being sent or given on or about April 27, 2022 to all stockholders entitled to vote at the annual meeting.

The proxy materials and our annual report can be accessed as of April 27, 2022, by visiting https://www.proxydocs.com/VIRX.

Voting	Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to submit your proxy or voting instructions via the Internet, telephone or mail as soon as possible.

By order of the Board of Directors,

Ivor Royston, M.D.
President and Chief Executive Officer
Cardiff, California
April 27, 2022

Explanatory Note

On November 29, 2020, the Company, then operating as Sunesis Pharmaceuticals, Inc., entered into an agreement and plan of merger and reorganization (the “Merger Agreement”) with privately-held Viracta Therapeutics, Inc. (“Private Viracta”) and Sol Merger Sub, Inc., a wholly-owned subsidiary of the Company (“Merger Sub”). On February 24, 2021, Merger Sub merged into Private Viracta, with Private Viracta surviving the merger as a wholly owned subsidiary of the Company (the “Merger”). Sunesis changed its name to Viracta Therapeutics, Inc. On February 25, 2021, the combined company’s common stock began trading on The Nasdaq Global Select Market under the ticker symbol “VIRX”.

Except as otherwise indicated, references herein to “Viracta,” the “Company,” or the “combined company”, refer to Viracta Therapeutics, Inc. on a post-Merger basis, and the term “Private Viracta” refers to the business of privately-held Viracta Therapeutics, Inc., prior to the completion of the Merger. References to “Sunesis” refer to Sunesis Pharmaceuticals, Inc. prior to completion of the Merger.

i

VIRACTA THERAPEUTICS, INC.

PROXY STATEMENT

FOR 2022 ANNUAL MEETING OF STOCKHOLDERS

To be held at 10:00 a.m., Pacific Time, on Wednesday, June 8, 2022

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

Why am I receiving these materials?

This proxy statement and the form of proxy are furnished in connection with the solicitation of proxies by our board of directors for use at the 2022 Annual Meeting of stockholders of Viracta Therapeutics, Inc., a Delaware corporation, and any postponements, adjournments or continuations thereof. The Annual Meeting will be held on Wednesday, June 8, 2022, at 10:00 a.m., Pacific Time. The Annual Meeting will be conducted virtually via live audio webcast. You will be able to attend the Annual Meeting virtually by visiting https://www.proxydocs.com/VIRX, where you will be able to listen to the meeting live, submit questions and vote online during the meeting.

The Notice of Internet Availability of Proxy Materials, or Notice of Internet Availability, containing instructions on how to access this proxy statement, the accompanying notice of annual meeting and form of proxy, and our annual report, is first being sent or given on or about April 27, 2022, to all stockholders of record as of April 19, 2022. The proxy materials and our annual report can be accessed as of April 27, 2022, by visiting

https://www.proxydocs.com/VIRX. If you receive a Notice of Internet Availability, then you will not receive a printed copy of the proxy materials or our annual report in the mail unless you specifically request these materials. Instructions for requesting a printed copy of the proxy materials and our annual report are set forth in the Notice of Internet Availability.

What proposals will be voted on at the Annual Meeting?

The following proposals will be voted on at the Annual Meeting:

•	the election of three (3) Class I directors to hold office until our 2025 annual meeting of stockholders and until their respective successors are elected and qualified;

•	to approve, on an advisory basis, the compensation of our named executive officers;

•	to approve the 2022 Employee Stock Purchase Plan; and

•	the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022.

As of the date of this proxy statement, our management and board of directors were not aware of any other matters to be presented at the Annual Meeting.

How does the board of directors recommend that I vote on these proposals?

Our board of directors recommends that you vote your shares:

•	“FOR” the election of each Class I director nominee named in this proxy statement;

•	“FOR” the approval, on an advisory basis, of the compensation of our named executive officers;

•	“FOR” the approval of the 2022 Employee Stock Purchase Plan; and

•	“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022.

Who is entitled to vote at the Annual Meeting?

Holders of our common stock as of the close of business on April 19, 2022, the record date for the Annual Meeting, may vote at the Annual Meeting. As of the record date, there were 37,488,274 shares of our common stock outstanding. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting. Stockholders are not permitted to cumulate votes with respect to the election of directors.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, then you are considered the stockholder of record with respect to those shares, and the Notice of Internet Availability sent directly to you by us. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote on your own behalf at the Annual Meeting. Throughout this proxy statement, we refer to these holders as “stockholders of record.”

Street Name Stockholders. If your shares are held in a brokerage account or by a broker, bank or other nominee, then you are considered the beneficial owner of shares held in street name, and the Notice of Internet Availability was forwarded to you by your broker, bank or other nominee, which is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares held in your account by following the instructions that your broker, bank or other nominee sent to you. Throughout this proxy statement, we refer to these holders as “street name stockholders.”

How many votes are needed for approval of each proposal?

•

Proposal No. 1: Each director is elected by a plurality of the voting power of the shares present in person (including virtually) or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. A plurality means that the nominees with the largest number of FOR votes are elected as directors. You may (1) vote FOR the election of all of the director nominees named herein, (2) WITHHOLD authority to vote for all such director nominees or (3) vote FOR the election of all such director nominees other than any nominees with respect to whom the vote is specifically WITHHELD by indicating in the space provided on the proxy. Because the outcome of this proposal will be determined by a plurality vote, any shares not voted FOR a particular nominee, whether as a result of choosing to WITHHOLD authority to vote or a broker non-vote, will have no effect on the outcome of the election.

•

Proposal No. 2: The approval, on an advisory basis, of the compensation of our named executive officers requires the affirmative vote of a majority of the voting power of the shares present in person (including virtually) or represented by proxy at the Annual Meeting and entitled to vote thereon. You may vote FOR or AGAINST this proposal, or you may indicate that you wish to ABSTAIN from voting on this proposal. Abstentions will be counted for purposes of determining the presence or absence of a quorum. However, abstentions are not considered votes cast for or against a proposal, and thus will have no effect on the outcome of the vote on this proposal. Broker non-votes will also be counted for purposes of determining the presence or absence of a quorum but will have no effect on the outcome of this proposal. Because this proposal is an advisory vote, the result will not be binding on our board of directors or our company. Our board of directors and our compensation committee will consider the outcome of the vote when determining named executive officer compensation.

•

Proposal No. 3: The approval of the 2022 Employee Stock Purchase Plan requires the affirmative vote of a majority of the voting power of the shares present in person (including virtually) or represented by proxy at the Annual Meeting and entitled to vote thereon. You may vote FOR or AGAINST this proposal, or you may indicate that you wish to ABSTAIN from voting on this proposal. Abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against this proposal, i.e., will have the same effect as a vote AGAINST this proposal.

•

Proposal No. 4: The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022, the affirmative vote of a majority of the voting power of the shares present in person (including virtually) or represented by proxy at the Annual Meeting and entitled to vote thereon. You may vote FOR or AGAINST this proposal, or you may indicate that you wish to ABSTAIN from voting on this proposal. Abstentions will be counted for purposes of determining the presence or absence of a quorum. However, abstentions are not considered votes cast for or against a proposal, and thus will have no effect on the outcome of the vote on this proposal. Because this is a routine proposal, we do not expect any broker non-votes on this proposal.

What is the quorum requirement for the Annual Meeting?

A quorum is the minimum number of shares required to be present or represented at the Annual Meeting for the meeting to be properly held under our amended and restated bylaws and Delaware law. The presence, in person (including virtually) or by proxy, of a majority of the voting power of our capital stock issued and outstanding and entitled to vote will constitute a quorum to transact business at the Annual Meeting. Abstentions, choosing to withhold authority to vote and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. If there is no quorum, the chairperson of the meeting may adjourn the meeting to another time or place.

How do I vote and what are the voting deadlines?

Stockholder of Record. If you are a stockholder of record, you may vote in one of the following ways:

•

by Internet at https://www.proxydocs.com/VIRX 24 hours a day, 7 days a week, until 11:59 p.m., Pacific Time, on June 7, 2022 (have your Notice of Internet Availability or proxy card in hand when you visit the website);

•

by toll-free telephone at 1-866-458-1594, 24 hours a day, 7 days a week, until 11:59 p.m., Pacific Time, on June 7, 2022 (have your Notice of Internet Availability or proxy card in hand when you call);

•	by completing, signing and mailing your proxy card (if you received printed proxy materials), which must be received prior to the Annual Meeting; or

•

by attending the Annual Meeting virtually by visiting https://www.proxydocs.com/VIRX where you may vote during the meeting (have your Notice of Internet Availability or proxy card in hand when you visit the website).

Street Name Stockholders. If you are a street name stockholder, then you will receive voting instructions from your broker, bank or other nominee. The availability of Internet and telephone voting options will depend on the voting process of your broker, bank or other nominee. We therefore recommend that you follow the voting instructions in the materials you receive. If your voting instruction form or notice of internet availability of proxy materials indicates that you may vote your shares through the proxyvote.com website, then you may vote those shares at the Annual Meeting with the control number indicated on that voting instruction form or notice of internet availability of proxy materials. Otherwise, you may not vote your shares at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?

Stockholder of Record. If you are a stockholder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted:

•	“FOR” the election of each Class I director nominee named in this proxy statement;

•	“FOR” the approval, on an advisory basis, of the compensation of our named executive officers;

•	“FOR” the approval of the 2022 Employee Stock Purchase Plan; and

•	“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022.

In addition, if any other matters are properly brought before the Annual Meeting, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Street Name Stockholders. Brokers, banks and other nominees holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker, bank or other nominee will have discretion to vote your shares on our sole routine matter: the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022. Your broker, bank or other nominee will not have discretion to vote on any other proposals, which are considered non-routine matters, absent direction from you. In the event that your broker, bank or other nominee votes your shares on our sole routine matter, but is not able to vote your shares on the non-routine matters, then those shares will be treated as broker non-votes with respect to the non-routine proposals. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your shares are counted on each of the proposals.

Can I change my vote or revoke my proxy?

Stockholder of Record. If you are a stockholder of record, you can change your vote or revoke your proxy before the Annual Meeting by:

•	entering a new vote by Internet or telephone (subject to the applicable deadlines for each method as set forth above);

•	completing and returning a later-dated proxy card, which must be received prior to the Annual Meeting;

•

delivering a written notice of revocation to our corporate secretary at Viracta Therapeutics, Inc., 2533 S. Coast Hwy. 101, Suite 210, Cardiff, California 92007, Attention: Corporate Secretary, which must be received prior to the Annual Meeting; or

•	attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

Street Name Stockholders. If you are a street name stockholder, then your broker, bank or other nominee can provide you with instructions on how to change or revoke your proxy.

What do I need to do to attend the Annual Meeting?

We will be hosting the Annual Meeting via live audio webcast only.

Stockholder of Record. If you were a stockholder of record as of the record date, then you may attend the Annual Meeting virtually, and will be able to submit your questions during the meeting and vote your shares electronically during the meeting by visiting https://www.proxydocs.com/VIRX. To attend and participate in the Annual Meeting, you will need the control number included on your Notice of Internet Availability or proxy card. The Annual Meeting live audio webcast will begin promptly at 10:00 a.m., Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin fifteen minutes prior to the meeting, and you should allow ample time for the check-in procedures.

Street Name Stockholders. If you were a street name stockholder as of the record date and your voting instruction form or notice of internet availability of proxy materials indicates that you may vote your shares through the proxyvote.com website, then you may access and participate in the Annual Meeting with the control number indicated on that voting instruction form or notice of internet availability of proxy materials. Otherwise, street name stockholders should contact their bank, broker or other nominee and obtain a legal proxy in order to be able to attend and participate in the Annual Meeting.

How can I get help if I have trouble checking in or listening to the Annual Meeting online?

If you encounter difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting log-in page.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. Ivor Royston, M.D., our President and Chief Executive Officer, and Daniel Chevallard, our Chief Operating Officer and Chief Financial Officer, have been designated as proxy holders for the Annual Meeting by our board of directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If the proxy is dated and signed, but no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors on the proposals as described above. If any other matters are properly brought before the Annual Meeting, then the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, then the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.

Who will count the votes?

A representative of the Company will tabulate the votes and act as inspector of election.

How can I contact Viracta’s transfer agent?

You may contact our transfer agent, American Stock Transfer & Trust Company, LLC, by telephone at (800) 937-5449, or by writing American Stock Transfer & Trust Company, LLC, at 6201 15th Avenue, Brooklyn, NY 11219. You may also access instructions with respect to certain stockholder matters (e.g., change of address) via the Internet at https://www.astfinancial.com/.

How are proxies solicited for the Annual Meeting and who is paying for such solicitation?

Our board of directors is soliciting proxies for use at the Annual Meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communications or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation.

Where can I find the voting results of the Annual Meeting?

We will disclose voting results on a Current Report on Form 8-K that we will file with the U.S. Securities and Exchange Commission, or SEC, within four business days after the meeting. If final voting results are not available to us in time to file a Form 8-K, we will file a Form 8-K to publish preliminary results and will provide the final results in an amendment to the Form 8-K as soon as they become available.

Why did I receive a Notice of Internet Availability instead of a full set of proxy materials?

In accordance with the rules of the SEC we have elected to furnish our proxy materials, including this proxy statement and our annual report, primarily via the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability instead of a paper copy of the proxy materials. The Notice of Internet Availability contains instructions on how to access our proxy materials on the Internet, how to vote on the proposals, how to request printed copies of the proxy materials and our annual report, and how to request to receive all future proxy materials in printed form by mail or electronically by e-mail. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce our costs and the environmental impact of our annual meetings.

What does it mean if I receive more than one Notice of Internet Availability or more than set of printed proxy materials?

If you receive more than one Notice of Internet Availability or more than one set of printed proxy materials, then your shares may be registered in more than one name and/or are registered in different accounts. Please follow the voting instructions on each Notice of Internet Availability or each set of printed proxy materials, as applicable, to ensure that all of your shares are voted.

I share an address with another stockholder, and we received only one paper copy of the Notice of Internet Availability or proxy statement and annual report. How may I obtain an additional copy of the Notice of Internet Availability or proxy statement and annual report?

We have adopted a procedure approved by the SEC called “householding,” under which we can deliver a single copy of the Notice of Internet Availability and, if applicable, the proxy statement and annual report, to multiple stockholders who share the same address unless we receive contrary instructions from one or more stockholders. This procedure reduces our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice of Internet Availability and, if applicable, the proxy statement and annual report, to any stockholder at a shared address to which we delivered a single copy of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s Notice of Internet Availability or proxy statement and annual report, as applicable, you may contact us as follows:

Viracta Therapeutics, Inc.

Attention: Investor Relations

2533 S. Coast Hwy. 101, Suite 210

Cardiff, California 92007

Tel: (858) 400-8470

Street name stockholders may contact their broker, bank or other nominee to request information about householding.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

If a stockholder would like us to consider including a proposal in our proxy statement for our 2023 annual meeting pursuant to Rule 14a-8 of the Exchange Act, then the proposal must be received by our corporate secretary at our principal executive offices on or before December 28, 2022. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Viracta Therapeutics, Inc.

Attention: Corporate Secretary

2533 S. Coast Hwy. 101, Suite 210

Cardiff, California 92007

Our amended and restated bylaws also establish an advance notice procedure for stockholders who wish to present a proposal or nominate a director at an annual meeting, but do not seek to include the proposal or director nominee in our proxy statement. In order to be properly brought before our 2023 annual meeting, the stockholder must provide timely written notice to our corporate secretary, at our principal executive offices, and any such proposal or nomination must constitute a proper matter for stockholder action. The written notice must contain the information specified in our amended and restated bylaws. To be timely, a stockholder’s written notice must be received by our corporate secretary at our principal executive offices:

•	no later than December 28, 2022.

In the event that we hold our 2023 annual meeting more or less than 30 days after the one-year anniversary of this year’s Annual Meeting, then such written notice must be received by our corporate secretary at our principal executive offices:

•	no earlier than the 120th day prior to the day of our 2023 annual meeting, and

•	no later than the 10th day following the day on which public announcement of the date of the annual meeting is first made by us.

If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting of stockholders does not appear to present his, her or its proposal at such annual meeting, then we are not required to present the proposal for a vote at such annual meeting.

Availability of Bylaws

A copy of our amended and restated bylaws may be obtained by accessing our filings on the SEC’s website at www.sec.gov. You may also contact our corporate secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Composition of the Board

Our board of directors currently consists of eleven (11) directors, ten (10) of whom are independent under the listing standards of The Nasdaq Stock Market LLC, or Nasdaq. Our board of directors is divided into three classes with staggered three-year terms. Thus, at each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the class whose term is then expiring.

Dr. Roshwalb will not be standing for re-election at the Annual Meeting, and we plan to reduce our board of directors to ten (10) as of the Annual Meeting. Dr. Roshwalb will continue to serve as a member of the board of directors until the Annual Meeting.

In connection with Dr. Roshwalb’s decision not to stand for re-election at the Annual Meeting, in order to maintain all classes of the board of directors as nearly equal in number as is practicable, Roger Pomerantz agreed to resign as a Class III director, effective as of the Annual Meeting, and to stand for election to the Board of Directors as a Class I director at the Annual Meeting. In connection therewith, our board of directors has nominated Dr. Pomerantz for election as a Class I director at the Annual Meeting. Dr. Pomerantz’s agreement to resign is solely to maintain the size of each class of directors as nearly equal in number as possible and, subject to his election to the board of directors as a Class I director at the Annual Meeting, his service on the board of directors will continue uninterrupted without any break in service. For further discussion of this matter, please see our Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 27, 2022.

The following table sets forth the names, ages as of April 19, 2022, and certain other information for each of our directors and director nominees:

Name	Class	Age	Position(s)	Director Since	Current Term Expires	Expiration of Term for Which Nominated
Nominees for Director
Michael Huang, M.S., M.B.A. (2) (3)	I	48	Director	2021	2022	2025
Sam Murphy, Ph.D. (3) (4)	I	45	Director	2021	2022	2025
Roger J. Pomerantz, M.D. (5)	I	65	Chairman of the Board	2021	2024	2025
Continuing Directors
Thomas E. Darcy, CPA(1)(2)	II	72	Director	2021	2023	—
Nicole Onetto, M.D. (3)(4)	II	69	Director	2019	2023	—
Jane F. Barlow, M.D., M.P.H., M.B.A. (2) (3)	II	61	Director	2021	2023	—
Barry J. Simon, M.D. (1) (2)	II	57	Director	2021	2023	—
Ivor Royston, M.D.	III	76	CEO, President, and Director	2021	2024	—
Flavia Borellini, Ph.D. (4)	III	62	Director	2021	2024	—
Stephen Rubino, Ph.D., M.B.A. (1)(3) (4)	III	63	Director	2021	2024	—
Departing Directors
Gur Roshwalb, M.D.	I	53	Director	2021	2022	—

(1)	Member of audit committee
(2)	Member of compensation committee
(3)	Member of nominating and corporate governance committee
(4)	Member of science and technology committee
(5)

As described above, Dr. Pomerantz is currently a Class III director with a term expiring at the 2024 annual meeting but agreed to resign as a Class III director, effective as of the Annual Meeting date, and stand for election as a Class I nominee.

Nominees for Director

Michael Huang, M.S., M.B.A., Director

Mr. Huang has served as a member of the board of directors since February 2021, and previously served on the Private Viracta board of directors from October 2019 until the closing of the Merger. He has been a managing partner at Taiwania Capital Management Company’s Life Science Fund since 2018. Prior to joining Taiwania, Mr. Huang was the Co-founder and Chief Executive Officer of NeuroVive Pharmaceutical Asia, Inc. (NVP Asia). Prior to NPV Asia, Mr. Huang had served as head of investor relations for TWi Pharmaceuticals, Inc., a specialty generics company in Taiwan. Mr. Huang currently serves on the board of directors of Frequency Therapeutics (NASDAQ: FREQ), Elixiron Therapeutics, Inc., Regenacy Pharmaceuticals, Inc., Windgap Medical, Inc. and Point Robotics Medtech, Inc. Mr. Huang earned a M.S. degree in Chemistry from the University of Texas at Arlington and an MBA degree from Rice University’s Jones Graduate School of Business.

We believe Mr. Huang is qualified to serve on our board of directors because of his experience as a board member, his experience working in the venture capital industry, leadership skills and life sciences public company experience.

Sam Murphy, Ph.D., Director

Dr. Murphy has served as a member of the board of directors since February 2021, and previously served on the Private Viracta board of directors from January 2019 until the closing of the Merger. He has been a Vice President and Head of International Business Development for Shenzhen Salubris Pharmaceutical Co. Ltd. since 2017, and currently serves as Chief Executive Officer of its United States subsidiary, Salubris Biotherapeutics, Inc. Prior to joining Salubris, Dr. Murphy worked for ten years in strategy consulting and transaction advisory services across several global firms including IMS (now IQVIA) and Simon-Kucher & Partners. Dr. Murphy currently serves on the boards of GO Therapeutics, Inc. (chair) and MedAlliance S.A. Dr. Murphy earned a B.A. in Biochemistry, Ph.D. in Molecular Biology with a concentration in Virology and completed his Post-Doctoral Fellowship in Gene Therapy and Translational Medicine at the University of Pennsylvania.

We believe Dr. Murphy is qualified to serve on our board of directors because of his experience as a board member, his scientific background, and his advisory experience in the biotechnology industry.

Roger J. Pomerantz, M.D., Director and Chair

Dr. Pomerantz has served as a member of the board of directors since February 2021, and previously served on the Private Viracta board of directors from 2020 until the closing of the Merger. Dr. Pomerantz has been President, Chief Executive Officer and Chairman of the Board of ContraFect Corporation (NASDAQ: CFRX) since April 2019. Previously, Dr. Pomerantz was a Venture Partner at Flagship Pioneering from 2014 through 2019. In addition, he served as the President, Chief Executive Officer and Chairman of the Board of Seres Therapeutics from 2014-2019, where he continues to serve as Senior Advisor to its Board of Directors. Previously, Dr. Pomerantz was Senior Vice President, Worldwide Head of Licensing & Acquisition at Merck & Co., Inc and prior to that was Senior Vice President and Global Franchise Head of Infectious Diseases at Merck. Prior to joining Merck, Dr. Pomerantz was Global Head of Infectious Diseases for Johnson & Johnson Pharmaceuticals. He also served as Chief Executive Officer of Tibotec Pharmaceuticals, Inc. Dr. Pomerantz currently serves on the boards of Intec Pharma Ltd. (NASDAQ: NTEC), Collplant Biosciences Ltd. (NASDAQ: CLGN) and Indaptus Therapeutics (NASDAQ:INDP). Dr. Pomerantz received his B.A. in Biochemistry at the Johns Hopkins University and his M.D. at the Johns Hopkins School of Medicine. He received post-graduate training at the Massachusetts General Hospital, Harvard Medical School and M.I.T. Dr. Pomerantz is Board Certified in both internal medicine and infectious diseases. He was Professor of Medicine, Biochemistry and Molecular Pharmacology, Chief of Infectious Diseases, and the Founding Director and Chair of the Institute for Human Virology and Biodefense at the Thomas Jefferson University and Medical School.

We believe Dr. Pomerantz is qualified to serve on our board of directors because of his experience as a board member, his scientific background, and his senior management experience in the biotechnology industry.

Continuing Directors

Ivor Royston, M.D., Chief Executive Officer, President and Director

Dr. Royston has served as Chief Executive Officer, President, and a member of the board of directors since the closing of the Merger in February 2021. Dr. Royston was also Chief Executive Officer and President of Private Viracta from 2015 until the closing of the Merger a member of Private Viracta’s board of directors from October 2007 until the closing of the Merger. From 1990 to 2017, Dr. Royston was a Managing Partner of Forward Ventures, a life science venture capital firm. From 1990 to 2000, Dr. Royston also held the position of Chief Executive Officer of the Sidney Kimmel Cancer Center. Prior to that, Dr. Royston was the Director of Clinical Immunology at University of California, San Diego Cancer Center. Dr. Royston was the co-founder of Hybritech, Inc., which developed the PSA test for prostate cancer; and the co-founder of IDEC Corporation, which developed a monoclonal antibody therapy for cancer, and which subsequently merged with Biogen to form Biogen Idec, now Biogen. Dr. Royston currently serves on the board of directors of Biocept, Inc. (NASDAQ:BIOC). Dr. Royston received his B.A. and M.D. degrees from Johns Hopkins University and completed post-doctoral training in internal medicine and medical oncology at Stanford University.

We believe Dr. Royston is qualified to serve on our board of directors because of the perspective and experience he brings as Viracta’s President and Chief Executive Officer, his broad experience in the biotechnology industry, his educational background and his medical expertise.

Nicole Onetto, M.D., Director

Dr. Onetto has served as a member of the board of directors since September 2019. Dr. Onetto is a medical doctor and independent consultant in oncology, drug development, and translational research. She was Deputy Director and Chief Scientific Officer at the Ontario Institute for Cancer Research from 2009 to 2016. From 2005 to 2009 she was Chief Medical Officer at ZymoGenetics, a biotechnology company developing protein therapeutics. From 2002 to 2005, she served at OSI Pharmaceuticals, a biopharma company developing targeted cancer therapies, first as Executive Vice President Oncology, and then as Chief Medical Officer. Her career in the pharmaceutical industry also includes senior management positions at Bristol-Myers Squibb, Nexstar Pharmaceuticals, which was acquired by Gilead Sciences, and Immunex. Dr. Onetto serves as a board member of Basilea Pharmaceutica Ltd. and Bolt Biotherapeutics, Inc. (NASDAQ:BOLT). Previously, Dr. Onetto served for eleven years as a board member of ImmunoGen. Dr. Onetto earned her BS from the University of Paris, and an MS in Pharmacology from the University of Montréal. She obtained her MD and a Hematology-Oncology Certificate from the University of Paris.

We believe that Dr. Onetto is qualified to serve on our board of directors due to her scientific and medical expertise and experience in oncology drug development.

Thomas E. Darcy, Director

Mr. Darcy has served as a member of the board of directors since February 2021. Mr. Darcy previously was a co-founder and director of Tocagen Inc. from August 2007 until June 2020. Mr. Darcy also served as Tocagen Inc.’s Chief Financial Officer from August 2007 to February 2017 and as Tocagen’s Executive Vice President from August 2007 to May 2017. Prior to Tocagen, Mr. Darcy served for over five years as Executive Vice President and Chief Financial Officer of Science Applications International Corporation (“SAIC”), a Fortune 500 science and technology company. Mr. Darcy also served as a director and chairman of the audit committee of McAfee, Inc., a publicly-held technology company, for over three years until its sale to Intel Corporation in February 2011 and as a director and audit committee member of Forte Biosciences, Inc., a publicly-held biotech company, from June 2020 through May 2021. Mr. Darcy currently also serves as a director and chairman of the audit committee of Lytx, Inc., a privately-held technology company. Prior to SAIC, he was an audit Partner in the accounting firm of PricewaterhouseCoopers LLP, where he served as the Managing Partner of both the West and Southwest Region Audit and Business Advisory Service Technology practices, as well as the Managing Partner of the San Diego office. Mr. Darcy is a Certified Public Accountant (inactive) in the state of California and graduated from San Diego State University with a B.S. in Accounting.

We believe Mr. Darcy is qualified to serve on our board of directors because of his life sciences public company experience and his financial and accounting background and expertise.

Barry J. Simon, M.D., Director

Dr. Simon has served as a member of the board of directors since March 2021, and previously served on the Private Viracta board of directors from July 2017 until November 2020. Dr. Simon has served as a director since June 2008 and as the Chief Corporate Affairs Officer of ImmunityBio, Inc. (NASDAQ:IBRX), a biopharmaceutical company, since March 2021. Prior to that, Dr. Simon served as Immunity Bio’s President and Chief Administrative Officer from January 2017 to March 2021 and served as President and Chief Operating Officer from March 2015 to December 2016. From 2007 to March 2015, Dr. Simon served as NantKwest Inc.’s President and Chief Executive Officer. Dr. Simon has also served as the Chairman, President and Chief Executive Officer of Brink Biologics, Inc., a bioanalytics, reagents and testings service company, since June 2015. He also previously served on the board of directors of Cue BioPharma, Inc. (NASDAQ:CUE), a biopharmaceutical company from March 2016 to June 2021 and the board of directors of Private Viracta from July 2017 to November 2020. Previously, Dr. Simon held Vice President, senior level and advisory positions at F. Hoffmann-La Roche, a global healthcare company, Roche Labs, a pharmaceuticals company, Connetics Corporation (NASDAQ:CNCT), a specialty pharmaceutical company, Immunomedics (NASDAQ:IMMU), a biopharmaceutical company, Immusol, a biopharmaceutical company, HealthPro BioVentures, LLC, a healthcare and life sciences investment bank and NorthSound Capital, LLC, a U.S.-based hedge fund and contributed to several product launches that included Valcyt® (valganciclovir) for CMV retinitis, Xeloda® (capecitabine) for metastatic breast cancer, Kytril® (Granisetron) for CINV, Boniva® (ibandronate) for osteoporosis, Tamiflu® (oseltamivir) for Influenza, Fortovase® (saquinavir) and Fuzeon® (enfuvirtide) for HIV and Pegasys® (peginterferon alpha-2a) for hepatitis C. Dr. Simon attended corporate training programs by the London School of Business and the Amos Tuck School of Business at Dartmouth College. Dr. Simon trained clinically in Infectious Diseases at Albert Einstein College of Medicine, Anesthesiology at The Mount Sinai Medical Center and Internal Medicine at New York University and received his M.D. from the SUNY Downstate Health Sciences Center in New York.

We believe that Dr. Simon is qualified to serve on our board of directors because of his extensive medical and scientific knowledge and experience, as well as his medical marketing, senior management and commercial experience in the biopharmaceutical industry.

Stephen Rubino, Ph.D., M.B.A., Director

Dr. Rubino has served as a member of the board of directors since March 2021. Dr. Rubino has over 30 years of pharmaceutical and biotechnology company experience in the areas of business development & licensing, marketing, commercial operations, and strategic planning across a wide range of therapeutic areas. Dr. Rubino has experience developing and commercializing oncology products both in the US and EU. He has served as the Chief Business Officer of Celyad Oncology, a biotechnology company developing cellular therapies and Chief Business and Strategy Officer at Omega Therapeutics. Dr. Rubino held various positions of increasing responsibility at Novartis, a pharmaceutical company, from 2001 until 2017, including most recently as Global Head of Business Development & Licensing and New Product Marketing, Cell & Gene Therapies Unit. Dr. Rubino has served on the boards of directors of Sermonix Pharmaceuticals and Ilkos Therapeutics. Dr. Rubino received a Ph.D. in virology from Cornell University and an M.B.A. from Baruch College.

We believe Dr. Rubino is qualified to serve on our board of directors because of his extensive management and commercial experience in the fields of biotechnology and oncology.

Flavia Borellini, Ph.D., Director

Dr. Borellini has served as a member of the board of directors since August 2021. Dr. Borellini has more than 25 years of executive management experience in the pharmaceutical and biotechnology industry, with a particular focus on global development of targeted oncology drugs, from preclinical to commercial stage. She is the former Chief Executive Officer for Acerta Pharma, where she oversaw the successful development and approval of Calquence® (acalabrutinib), a selective Bruton’s tyrosine kinase (BTK) inhibitor, for the treatment of mantle cell lymphoma and chronic lymphocytic leukemia (CLL). During her career, Dr. Borellini has also held key senior level positions within AstraZeneca, most recently Global Franchise Head, Hematology, with responsibility for the hematology portfolio in the company’s oncology business unit. While at AstraZeneca, she led the global development, approval, and commercialization of Tagrisso® (osimertinib), a first-in-class epidermal growth factor receptor (EGFR) tyrosine kinase inhibitor for the treatment of non-small cell lung cancer (NSCLC) caused by the T790M mutation. Prior to her tenure with AstraZeneca, Dr. Borellini spent nearly seven years at Genentech, a member of the Roche Group. During this time, she led the global development, approval and launch of Zelboraf® (vemurafenib), a first-in-class BRAF inhibitor for the treatment of melanoma caused by the V600E BRAF mutation. Dr. Borellini also served as the program leader for Herceptin® (trastuzumab), a targeted treatment for HER2 receptor positive cancers, including breast cancer, and Tarceva® (erlotinib), an EGFR tyrosine kinase inhibitor for the treatment of NSCLC and pancreatic cancer. Dr. Borellini also serves on the Board of Directors of Kartos Therapeutics, Cantargia AP, and Revolution Medicines.

We believe Dr. Borellini is qualified to serve on our board of directors because of her management experience in the pharmaceutical and biotechnology industry.

Jane F. Barlow, M.D., MPH, MBA, Director

Dr. Barlow has served as a member of the board of directors since August 2021. Dr. Barlow is currently the Chief Executive Officer of Jane Barlow & Associates, LLC and a Board Director for ContraFect Corporation and Sera Prognostics. She is Executive Vice President and Chief Clinical Officer at Real Endpoints, a market access consultancy, Senior Advisor to MIT’s Center for Biomedical Innovation and serves on the biotech advisory board of Pictet Asset Management and the advisory board of Refractor Health. Prior to her current roles, she was Associate Chief Medical Officer at CVS Health and Chief Medical Officer of CVS Health Government Services where she successfully implemented industry-leading clinical strategies supporting drug purchasing, distribution, and utilization management. Formerly, she served as Vice President of Clinical Innovation at Medco Health Solutions, leading the adoption of cutting-edge therapeutic programs through all aspects of pharmacy. Dr. Barlow has extensive experience in steering pharmaceutical development and commercialization by strategically weighing the value and economic impact that drug candidates bring to the healthcare ecosystem at large. Dr. Barlow previously served on the boards of Momenta Pharmaceuticals, Inc. (prior to and during its sale to Johnson and Johnson), TherapeuticsMD Inc., and SilverScript Insurance Company. Dr. Barlow received her medical degree from Creighton University School of Medicine and subsequently completed her residency in occupational and environmental medicine at The Johns Hopkins University, where she also earned her MPH. She is a distinguished graduate of the United States Air Force School of Aerospace Medicine and served as Chief of Flight Medicine at the Beale and Maxwell Air Force Bases. Additionally, she holds an MBA from the University of Alabama. She is board-certified in occupational medicine and a fellow of the American College of Occupational and Environmental Medicine and the American College of Preventive Medicine. She is a diplomat of the American College of Physician Executives and a member of the American Medical Association.

We believe that Dr. Barlow is qualified to serve on our board of directors because of her extensive medical and scientific knowledge and experience, as well as her senior management experience in the healthcare industry.

Departing Director

Gur Roshwalb, M.D., Director

Dr. Roshwalb has served as a member of the board of directors since February 2021, and previously served on the Private Viracta board of directors from November 2020 until the closing of the Merger. He has been a Managing Director at aMoon since January 2019. Prior to joining aMoon, he was Chief Executive Officer and Director at several private and public biotech companies, including Akari Therapeutics Plc (NASDAQ: AKTX). Prior to his operational roles, Dr. Roshwalb was a Vice President at Venrock, where he was an investment professional on the healthcare team investing in both private and public companies. Dr. Roshwalb started his finance career at Piper Jaffray, where he worked as a vice president and equity analyst. Prior to Piper, Dr. Roshwalb was in private practice in New York following residency training in internal medicine at Mount Sinai Medical Center, where he served as Chief Resident. Dr. Roshwalb obtained his medical degree from Albert Einstein College of Medicine of Yeshiva University, his MBA from the NYU Stern School of Business and a B.A. from Columbia University.

Dr. Roshwalb will be departing from the board of directors following the Annual Meeting and Viracta thanks him for his service as a director.

Director Independence

Our common stock is listed on Nasdaq. As a company listed on Nasdaq, we are required under Nasdaq listing rules to maintain a board comprised of a majority of independent directors as determined affirmatively by our board. Under Nasdaq listing rules, a director will only qualify as an independent director if, in the opinion of that listed company’s board of directors, the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In addition, the Nasdaq listing rules require that, subject to specified exceptions, each member of our audit, compensation and nominating and corporate governance committees be independent.

Audit committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and Nasdaq listing rules applicable to audit committee members. Compensation committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and Nasdaq listing rules applicable to compensation committee members.

Our board of directors has undertaken a review of the independence of each of our directors. Based on information provided by each director concerning his or her background, employment and affiliations, our board of directors has determined that Dr. Barlow, Dr. Borellini, Mr. Darcy, Mr. Huang, Dr. Murphy, Dr. Onetto, Dr. Pomerantz, Dr. Roshwalb, Dr. Rubino and Dr. Simon, representing ten (10) of our eleven (11) directors, do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an “independent director” as defined under the listing standards of Nasdaq. Ivor Royston, M.D. is not considered an independent director because of such person’s position as our chief executive officer.

In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances that our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in the section titled “Related Person Transactions.”

There are no family relationships among any of our directors, director nominees or executive officers.

Board Leadership Structure

Our corporate governance framework provides our board flexibility to determine the appropriate leadership structure for the company, and whether the roles of chairperson and chief executive officer should be separated or combined. In making this determination, our board considers many factors, including the needs of the business, our board’s assessment of its leadership needs from time to time and the best interests of our stockholders. If the role of chairperson is filled by a director who does not qualify as an independent director, then our corporate governance guidelines provide that one of our independent directors may serve as our lead independent director.

Our board believes that it is currently appropriate to separate the roles of chairperson and chief executive officer. The chief executive officer is responsible for day-to-day leadership, while our chairperson, along with the rest of our independent directors, ensures that our board’s time and attention is focused on providing independent oversight of management and matters critical to our company. The board believes that Dr. Pomerantz’s deep knowledge of the company and industry, as well as strong leadership and governance experience, enable Dr. Pomerantz to lead our board effectively and independently.

Role of Board in Risk Oversight Process

Risk is inherent with every business, and we face a number of risks, including strategic, financial, business and operational, legal and compliance and reputational. We have designed and implemented processes to manage risk in our operations. Management is responsible for the day-to-day management of risks the company faces, while our board of directors, as a whole and assisted by its committees, has responsibility for the oversight of risk management. Our board reviews strategic and operational risk in the context of discussions, question and answer sessions, and reports from the management team at each regular board meeting, receives reports on all significant committee activities at each regular board meeting, and evaluates the risks inherent in significant transactions.

In addition, our board has tasked designated standing committees with oversight of certain categories of risk management. Our audit committee assists our board in fulfilling its oversight responsibilities with respect to risk management in the areas of internal control over financial reporting and disclosure controls and procedures, legal and regulatory compliance, and also, among other things, discusses with management and the independent auditor guidelines and policies with respect to risk assessment and risk management. Our compensation committee assesses risks relating to our executive compensation plans and arrangements, and whether our compensation policies and programs have the potential to encourage excessive risk taking. Our nominating and corporate governance committee assesses risks relating to our corporate governance practices, the independence of the board and potential conflicts of interest.

Our board of directors believes its current leadership structure supports the risk oversight function of the board.

Board Committees

Our board of directors has established the following standing committees of the board: audit committee; compensation committee; nominating and corporate governance committee; and science and technology committee. The composition and responsibilities of each of the committees of our board of directors is described below.

Audit Committee

The current members of our audit committee are Mr. Darcy, Dr. Rubino, and Dr. Simon. Mr. Darcy is the chairperson of our audit committee. Our board of directors has determined that each member of our audit committee meets the requirements for independence of audit committee members under the rules and regulations of the SEC and the listing standards of Nasdaq, and also meets the financial literacy requirements of the listing standards of Nasdaq. Our board of directors has determined that Mr. Darcy is an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K. Our audit committee is responsible for, among other things:

•	selecting, retaining, compensating, evaluating, overseeing and, where appropriate, terminating our independent registered public accounting firm;

•	reviewing and approving the scope and plans for the audits and the audit fees and approving all non-audit and tax services to be performed by the independent auditor;

•	evaluating the independence and qualifications of our independent registered public accounting firm;

•	reviewing our financial statements, and discussing with management and our independent registered public accounting firm the results of the annual audit and the quarterly reviews;

•	reviewing and discussing with management and our independent registered public accounting firm the quality and adequacy of our internal controls and our disclosure controls and procedures;

•	discussing with management our procedures regarding the presentation of our financial information, and reviewing earnings press releases and guidance;

•	overseeing the design, implementation and performance of our internal audit function, if any;

•	setting hiring policies with regard to the hiring of employees and former employees of our independent auditor and overseeing compliance with such policies;

•	reviewing, approving and monitoring related party transactions;

•

adopting and overseeing procedures to address complaints regarding accounting, internal accounting controls and auditing matters, including confidential, anonymous submissions by our employees of concerns regarding questionable accounting or auditing matters;

•	reviewing and discussing with management and our independent auditor the adequacy and effectiveness of our legal, regulatory and ethical compliance programs; and

•	reviewing and discussing with management and our independent auditor our guidelines and policies to identify, monitor and address enterprise risks.

Our audit committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq. A copy of the charter of our audit committee is available on our website at https://viracta.investorroom.com/governance-documents. Following the Merger, our audit committee held five (5) meetings in 2021.

Compensation Committee

The current members of our compensation committee are Dr. Simon, Mr. Huang, Dr. Barlow, and Mr. Darcy. Dr. Simon is the chairperson of our compensation committee. Our board of directors has determined that each member of our compensation committee meets the requirements for independence for compensation committee members under the rules and regulations of the SEC and the listing standards of Nasdaq. Each member of the compensation committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. Our compensation committee is responsible for, among other things:

•	reviewing, approving or making recommendations to our board of directors regarding the compensation for our executive officers, including our chief executive officer;

•	reviewing, approving and administering our employee benefit and equity incentive plans;

•	establishing and reviewing the compensation plans and programs of our employees, and ensuring that they are consistent with our general compensation strategy;

•	approving or making recommendations to our board of directors regarding the creation or revision of any clawback policy; and

•	making recommendations to our board of directors regarding non-employee director compensation.

Our compensation committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq. A copy of the charter of our compensation committee is available on our website at https://viracta.investorroom.com/governance-documents. Following the Merger, our compensation committee held seven (7) meetings in 2021.

Nominating and Corporate Governance Committee

The current members of our nominating and corporate governance committee are Dr. Rubino, Dr. Barlow, Mr. Huang, Dr. Murphy, and Dr. Onetto. Dr. Rubino is the chairperson of our nominating and corporate governance committee. Our board of directors has determined that each member of our nominating and corporate governance committee meets the requirements for independence for nominating and corporate governance committee members under the listing standards of Nasdaq. Our nominating and corporate governance committee is responsible for, among other things:

•	reviewing and assessing and making recommendations to our board of directors regarding desired qualifications, expertise and characteristics sought of board members;

•	identifying, evaluating, selecting or making recommendations to our board of directors regarding nominees for election to our board of directors;

•	developing policies and procedures for considering stockholder nominees for election to our board of directors;

•	reviewing our succession planning process for our chief executive officer and any other members of our executive management team;

•	reviewing and making recommendations to our board of directors regarding the composition, organization and governance our board of directors and its committees;

•	reviewing and making recommendations to our board directors regarding our corporate governance guidelines and corporate governance framework;

•	overseeing director orientation for new directors and continuing education for our directors;

•	overseeing the evaluation of the performance of our board of directors and its committees;

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reviewing and monitoring compliance with our code of business conduct and ethics, and reviewing conflicts of interest of our board members and officers other than related party transactions reviewed by our audit committee; and

•	administering policies and procedures for communications with the non-management members of our board of directors.

Our nominating and corporate governance committee operates under a written charter that satisfies the applicable listing standards of Nasdaq. A copy of the charter of our nominating and corporate governance committee is available on our website at https://viracta.investorroom.com/governance-documents. Following the Merger, our nominating and corporate governance committee held two (2) meetings in 2021.

Science and Technology Committee

We formed a science and technology committee on March 16, 2021. The current members of our science and technology committee are Dr. Onetto, Dr. Borellini, Dr. Murphy, and Dr. Rubino. Dr. Onetto is the chairperson of our science and technology committee. Our science and technology committee is responsible for, among other things:

•	serving in an advisory role to assist with our development and use of our science and technology

•

overseeing our innovation strategy, including periodic reviews of our research and development (R&D) portfolio and its overall competitiveness, the science and technology underlying major R&D initiatives, and the competitive environment;

•	reviewing our patent portfolio and strategy;

•	advising the board of directors on the scientific and R&D aspects of major technology-based transactions and licensing agreements;

•

overseeing risk management in the area of human and animal studies, including the periodic review of our policies and procedures related to the conduct of human and animal studies and the use and publication of data derived from such studies; and

•	reviewing with management the composition of the Scientific Advisory Board.

Our science and technology committee operates under a written charter that satisfies the applicable listing standards of Nasdaq. A copy of the charter of our nominating and corporate governance committee is available on our website at https://viracta.investorroom.com/governance-documents. Following its formation, our science and technology committee held four (4) meetings in 2021.

Attendance at Board and Stockholder Meetings

Following the Merger, our board of directors held ten (10) meetings in 2021 (including regularly scheduled and special meetings), and each director attended at least 75% of the aggregate of (1) the total number of meetings of the board of directors held during the period for which he or she has been a director and (2) the total number of meetings held by all committees on which he or she served during the periods that he or she served.

Although we do not have a formal policy regarding attendance by members of our board of directors at the annual meetings of stockholders, we encourage, but do not require, directors to attend. This Annual Meeting will be our first annual meeting of our stockholders following the Merger.

Executive Sessions of Non-Employee Directors

To encourage and enhance communication among non-employee directors, and as required under applicable Nasdaq rules, our corporate governance guidelines provide that the non-employee directors will meet in executive sessions without management directors or management present on a periodic basis. In addition, if any of our non-employee directors are not independent directors, then our independent directors will also meet in executive session on a periodic basis.

Compensation Committee Interlocks and Insider Participation

During 2021, the members of our compensation committee were Steve R. Carchedi, Homer L. Pearce, Ph.D., Nicole Onetto, M.D. before the Merger and Thomas E. Darcy, Barry Simon, M,D., Michael Huang, M.S., M.B.A., and Jane F. Barlow, M.D., MPH, MBA after the Merger. None of the members of our compensation committee is or has been an officer or employee of our company. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of any entity that has one or more executive officers serving on our board of directors or compensation committee.

Considerations in Evaluating Director Nominees

Our nominating and corporate governance committee uses a variety of methods for identifying and evaluating potential director nominees. In its evaluation of director candidates, including the current directors eligible for re-election, our nominating and corporate governance committee will consider the current size and composition of our board of directors and the needs of our board of directors and the respective committees of our board of directors and other director qualifications. While our board has not established minimum qualifications for board members, some of the factors that our nominating and corporate governance committee considers in assessing director nominee qualifications include, without limitation, issues of character, professional ethics and integrity, judgment, business experience and diversity, and with respect to diversity, such factors as race, ethnicity, gender, differences in professional background, age and geography, as well as other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on our board. Although our board of directors does not maintain a specific policy with respect to board diversity, our board of directors believes that the board should be a diverse body, and the nominating and corporate governance committee considers a broad range of perspectives, backgrounds and experiences.

If our nominating and corporate governance committee determines that an additional or replacement director is required, then the committee may take such measures as it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the committee, board or management.

After completing its review and evaluation of director candidates, our nominating and corporate governance committee recommends to our full board of directors the director nominees for selection. Our nominating and corporate governance committee has discretion to decide which individuals to recommend for nomination as directors and our board of directors has the final authority in determining the selection of director candidates for nomination to our board.

Stockholder Recommendations and Nominations to our Board of Directors

Our nominating and corporate governance committee will consider recommendations and nominations for candidates to our board of directors from stockholders in the same manner as candidates recommended to the committee from other sources, so long as such recommendations and nominations comply with our amended and restated certificate of incorporation and amended and restated bylaws, all applicable company policies and all applicable laws, rules and regulations, including those promulgated by the SEC. Our nominating and corporate governance committee will evaluate such recommendations in accordance with its charter, our bylaws and corporate governance guidelines and the director nominee criteria described above.

A stockholder that wants to recommend a candidate to our board of directors should direct the recommendation in writing by letter to our corporate secretary at Viracta Therapeutics, Inc., 2533 S. Coast Hwy. 101, Suite 210, Cardiff, California 92007, Attention: Corporate Secretary. Such recommendation must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between the candidate and us and evidence of the recommending stockholder’s ownership of our capital stock. Such recommendation must also include a statement from the recommending stockholder in support of the candidate. Our nominating and corporate governance committee has discretion to decide which individuals to recommend for nomination as directors.

Under our amended and restated bylaws, stockholders may also directly nominate persons for our board of directors. Any nomination must comply with the requirements set forth in our amended and restated bylaws and the rules and regulations of the SEC and should be sent in writing to our corporate secretary at the address above. To be timely for our 2023 annual meeting of stockholders, nominations must be received by our corporate secretary observing the deadlines discussed below under “Other Matters—Stockholder Proposals or Director Nominations for 2023 Annual Meeting.”

Communications with the Board of Directors

Stockholders and other interested parties wishing to communicate directly with our non-management directors, may do so by writing and sending the correspondence to our Chief Financial Officer by mail to our principal executive offices at Viracta Therapeutics, Inc., 2533 S. Coast Hwy. 101, Suite 210, Cardiff, California 92007. Our Chief Financial Officer, in consultation with appropriate directors as necessary, will review all incoming communications and screen for communications that (1) are solicitations for products and services, (2) relate to matters of a personal nature not relevant for our stockholders to act on or for our board to consider and (3) matters that are of a type that are improper or irrelevant to the functioning of our board or our business, for example, mass mailings, job inquiries and business solicitations. If appropriate, our Chief Financial Officer will route such communications to the appropriate director(s) or, if none is specified, then to the chairperson of the board. These policies and procedures do not apply to communications to non-management directors from our officers or directors who are stockholders or stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act.

Policy Prohibiting Hedging or Pledging of Securities

Under our insider trading policy, our employees, including our executive officers, and the members of our board of directors are prohibited from, directly or indirectly, among other things, (1) engaging in short sales, (2) trading in publicly-traded options, such as puts and calls, and other derivative securities with respect to our securities (other than stock options, restricted stock units and other compensatory awards issued to such individuals by us), (3) purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds), or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of equity securities granted to them by us as part of their compensation or held, directly or indirectly, by them, (4) pledging any of our securities as collateral for any loans and (5) holding our securities in a margin account.

Corporate Governance Guidelines and Code of Business Conduct and Ethics

Our board of directors has adopted corporate governance guidelines. These guidelines address, among other items, the qualifications and responsibilities of our directors and director candidates, the structure and composition of our board of directors and corporate governance policies and standards applicable to us in general. In addition, our board of directors has adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including our chief executive officer, chief financial officer and other executive and senior financial officers. The full text of our corporate governance guidelines and code of business conduct and ethics are available on our website at https://viracta.investorroom.com/governance-documents. We will post amendments to our code of business conduct and ethics or any waivers of our code of business conduct and ethics for directors and executive officers on the same website.

Director Compensation

Under our non-employee director compensation policy, non-employee directors will receive compensation in the form of cash and equity, as described below. We also reimburse our non-employee directors for expenses incurred in connection with attending board and committee meetings as well as continuing director education. Our compensation committee has primary responsibility for reviewing and approving the compensation paid to non-employee directors. Our compensation committee reviews at least annually the type and form of compensation paid to our non-employee directors.

Cash Compensation

Under our non-employee director compensation policy, each non-employee director is paid an annual cash retainer of $40,000. In addition, each non-employee director is entitled to receive the following cash compensation for his or her services under the policy:

•	$20,000 per year for service as chair of the audit committee;

•	$10,000 per year for service as a member of the audit committee;

•	$15,000 per year for service as chair of the compensation committee;

•	$7,500 per year for service as a member of the compensation committee;

•	$7,500 per year for service as chair of the nominating and corporate governance committee;

•	$5,000 per year for service as a member of the nominating and corporate governance committee;

•	$7,500 per year for service as chair of the science and technology committee; and

•	$5,000 per year for service as a member of the science and technology committee.

Each non-employee director who serves as a committee chair receives only the additional annual cash fee as the chair of the committee, and not the additional annual fee as a member of the committee. All cash payments to non-employee directors are paid quarterly in arrears on a prorated basis. The above-listed fees for service as chair or members of committees are payable in addition to the non-employee director retainer.

Equity Compensation

Initial Options. Each person who first becomes a non-employee director after the effective date of the non-employee director compensation policy will receive, on the first trading day on or after the date that the person first becomes a non-employee director, an initial award (or, the “Initial Award”) of stock options to purchase 80,000 shares of our common stock. The Initial Award will be scheduled to vest in equal installments as to 1/36th of the shares of our common stock subject to the Initial Award on a monthly basis following the Initial Award’s grant date, on the same day of the month as the grant date, subject to continued services to us through the applicable vesting dates. If the person was a member of our board of directors and also an employee, then becoming a non-employee director due to termination of employment will not entitle the person to an Initial Award.

Annual Options. Each continuing non-employee director automatically will receive, on the date of each annual meeting of our stockholders, an annual award (or, the “Annual Award)” of stock options to purchase 40,000 shares of our common stock. Each Annual Award will be scheduled to vest as to 1/12th shares subject to the Annual Award on a monthly basis following the Annual Award’s grant date on the same day of the month as such grant date (or the last day of the month, if there is no corresponding day in such month), or if earlier, the day immediately before the date of the next annual meeting that occurs after the Annual Award’s grant date, subject to continued services to us through the applicable vesting date.

Change in Control. In the event of a change in control, as defined in our 2021 Equity Incentive Plan, each non-employee director’s then outstanding company equity awards covering shares of our common stock will accelerate vesting in full, provided that he or she remains a non-employee director through the date of our change in control.

Other Award Terms. Each Initial Award and Annual Award is granted under our 2021 Equity Incentive Plan (or its successor plan, as applicable) and form of award agreement under such plan. These awards have a maximum term to expiration of 10 years from their grant and a per share exercise price equal to 100% of the fair market value of a share of our common stock on the award’s grant date.

Director Compensation for Fiscal 2021

The following table sets forth information regarding the total compensation awarded to, earned by or paid to our non-employee directors for their service on our board of directors, for the fiscal year ended December 31, 2021. Directors who are also our employees receive no additional compensation for their service as directors. During 2021, Dr. Royston was an employee and executive officer of the company and therefore did not receive compensation as a director. See “Executive Compensation” for additional information regarding Dr. Royston’s compensation.

Name	Fees Paid or Earned in Cash ($)	Stock Awards ($)	Option Awards ($) (1)	Total ($)
Michael Huang, M.S., M.B.A.	44,155		517,045	561,200
Sam Murphy, Ph.D.	40,909		517,045	557,954
Gur Roshwalb, M.D.	35,802		517,045	552,847
Thomas E. Darcy, CPA	57,254		517,045	574,299
Nicole Onetto, M.D.	52,539		517,045	569,584
Jane F. Barlow, M.D., M.P.H., M.B.A.	18,974		526,304	545,278
Barry J. Simon, M.D.	53,817		517,045	570,862
Roger J. Pomerantz, M.D.	150,000	516,703	1,065,094	1,731,797
Flavia Borellini, Ph.D.	16,590		526,304	542,894
Stephen Rubino, Ph.D., M.B.A.	49,454		517,045	566,499
David C. Stump, M.D. (2)	8,333			8,333
Henry Ward Wolff (3)	10,000			10,000
Homer L. Pearce, Ph.D. (4)	9,167			9,167
James W. Young, Ph.D. (5)	10,000			10,000
Steve Carchedi (6)	10,833			10,833
Steve Ketchum, Ph.D. (7)	7,500			7,500

(1)

This column reflects the aggregate grant date fair value of option awards granted to the director in the applicable fiscal year, computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 718, Compensation—Stock Compensation (Topic 718).

(2)	Dr. Stump resigned from the Board February 24, 2021, immediately prior to the effective time of the Merger.
(3)	Mr. Wolff resigned from the Board February 24, 2021, immediately prior to the effective time of the Merger.
(4)	Dr. Pearce resigned from the Board February 24, 2021, immediately prior to the effective time of the Merger.
(5)	Dr. Young resigned from the Board February 24, 2021, immediately prior to the effective time of the Merger.
(6)	Mr. Carchedi resigned from the Board February 24, 2021, immediately prior to the effective time of the Merger.
(7)	Dr. Ketchum resigned from the Board February 24, 2021, immediately prior to the effective time of the Merger.

The following table lists all outstanding equity awards held by non-employee directors as of December 31, 2021:

Name	Number of Shares Underlying Outstanding Stock Awards	Number of Shares Underlying Outstanding Options
Michael Huang, M.S., M.B.A.		80,000
Sam Murphy, Ph.D.		80,000
Gur Roshwalb, M.D.		80,000
Thomas E. Darcy, CPA		80,000
Nicole Onetto, M.D.		83,856
Jane F. Barlow, M.D., M.P.H., M.B.A.		80,000
Barry J. Simon, M.D.		91,190
Roger J. Pomerantz, M.D.	126,479	337,998
Flavia Borellini, Ph.D.		80,000
Stephen Rubino, Ph.D., M.B.A.		80,000

PROPOSAL NO. 1

ELECTION OF CLASS I DIRECTORS

Our board of directors currently consists of eleven (11) and is divided into three classes with staggered three-year terms. At the Annual Meeting, three (3) Class I directors will be elected for a three-year term to succeed the same class whose term is then expiring. Each director’s term continues until the expiration of the term for which such director was elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.

Nominees

Our nominating and corporate governance committee has recommended, and our board of directors has approved, Michael Huang, M.S., M.B.A., Sam Murphy, Ph.D., and Roger J. Pomerantz, M.D. as nominees for election as Class I directors at the Annual Meeting. If elected, each of Mr. Huang, Dr. Murphy, and Dr. Pomerantz will serve as a Class I director until the 2025 annual meeting of stockholders and until his or her respective successor is elected and qualified or until his or her earlier death, resignation or removal. For more information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance.”

Mr. Huang, Dr. Murphy, and Dr. Pomerantz have agreed to serve as directors if elected, and management has no reason to believe that they will be unavailable to serve. In the event a nominee is unable or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for any nominee designated by the present board of directors to fill the vacancy.

Vote Required

Each director is elected by a plurality of the voting power of the shares present in person (including virtually) or represented by proxy at the meeting and entitled to vote on the election of directors. Because the outcome of this proposal will be determined by a plurality vote, any shares not voted FOR a particular nominee, whether as a result of choosing to WITHHOLD authority to vote or a broker non-vote, will have no effect on the outcome of the election.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

PROPOSAL NO. 2

ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

At the 2019 annual meeting of stockholders (prior to the Merger), the Sunesis board of directors recommended and the stockholders approved holding an advisory vote on the compensation of the company’s named executive officers every year, and we are maintaining the frequency of such vote. Accordingly, pursuant to Section 14A of the Exchange Act, we are asking our stockholders to approve, on an advisory or non-binding basis, the compensation of our named executive officers as described in this proxy statement. This proposal, commonly referred to as the “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and the philosophy, policies and practices described in this proxy statement.

The say-on-pay vote is advisory, and therefore is not binding on us, our compensation committee or our board of directors. The say-on-pay vote will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies and practices, which our compensation committee will be able to consider when determining executive compensation for the remainder of the current fiscal year and beyond. Our board of directors and our compensation committee value the opinions of our stockholders. To the extent there is any significant vote against the compensation of our named executive officers as disclosed in this proxy statement, we will endeavor to communicate with stockholders to better understand the concerns that influenced the vote and consider our stockholders’ concerns, and our compensation committee will evaluate whether any actions are necessary to address those concerns.

You are encouraged to review the section titled “Executive Compensation”, which provides an overview of our executive compensation program and contains tabular information and narrative discussion about the compensation of our named executive officers.

We are asking our stockholders to approve the compensation of our named executive officers as described in this proxy statement by voting for the following non-binding resolution:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation paid to our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and the narrative discussion.”

Vote Required

The approval, on an advisory basis, of the compensation of our named executive officers requires the affirmative vote of a majority of the voting power of the shares present in person (including virtually) or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

As an advisory vote, the result of this proposal is non-binding. Although the vote is non-binding, our board of directors and our compensation committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL NO. 3

APPROVAL OF THE 2022 EMPLOYEE STOCK PURCHASE PLAN

Stockholders are being asked to approve a new employee stock purchase plan, the 2022 Employee Stock Purchase Plan, also referred to as the ESPP, and the number of shares reserved for issuance under the ESPP. The ESPP allows our employees to buy our shares of Company common stock (also referred to as Shares) at a discount through their accumulated contributions. Our board of directors has determined that offering an employee stock purchase program is critical to our ability to compete for talent in our industry. Accordingly, our board of directors adopted the ESPP in April 2022 and reserved 500,000 shares of Viracta’s common stock for issuance under the ESPP, subject to approval from the stockholders at the 2022 annual meeting of stockholders. The ESPP will become a significant part of our overall equity compensation strategy (especially with respect to our non-executive employees) if it is approved by our stockholders. If our stockholders do not approve the ESPP, we may not be able to offer competitive compensation to existing employees and qualified candidates, and our ability to recruit or retain talented employees may be impaired, which could adversely affect our business and long-term stockholder value.

Description of the Material Features of the ESPP

The following paragraphs provide a summary of the material features of the ESPP and its operation. However, this summary is not a complete description of all of the provisions of the ESPP and is qualified in its entirety by the specific language of the ESPP. A copy of the ESPP is provided as Appendix A to this proxy statement.

Purpose

The purpose of the ESPP is to provide eligible employees with an opportunity to purchase shares of Viracta’s common stock through accumulated contributions, which generally will be made through payroll deductions. The ESPP permits the administrator (as discussed below) to grant purchase rights that qualify for preferential tax treatment under Section 423 of the Internal Revenue Code of 1986, as amended (also referred to as the Code). In addition, the ESPP authorizes the grant of purchase rights that do not qualify under Code Section 423 pursuant to rules, procedures or sub-plans adopted by the administrator that are designed to achieve desired tax or other objectives.

Shares Available for Issuance

If our stockholders approve this proposal, a total of 500,000 shares of Viracta’s common stock will initially be reserved for issuance under the ESPP. The number of shares of Viracta’s common stock available for issuance under the Plan will be increased on the first day of each fiscal year beginning with the 2023 fiscal year equal to the least of (i) 500,000 shares of Common Stock, (ii) one percent (1)% of the outstanding shares of all classes of common stock of the Company on the last day of the immediately preceding fiscal year, or (iii) an amount determined by the administrator (as described below).

Administration

Our board of directors or a committee designated by our board of directors (also referred to as the administrator) administers the ESPP. All questions of interpretation or application of the ESPP are determined by the administrator and its decisions are final and binding upon all participants. The administrator has full and exclusive discretionary authority to construe, interpret, and apply the terms of the ESPP, to designate separate offerings under the ESPP, to adjudicate disputed claims under the ESPP, and to establish such procedures that it deems necessary for the administration of the ESPP. The administrator is further authorized to adopt rules and procedures regarding eligibility to participate, the definition of “compensation,” handling of contributions, and making of contributions to the ESPP, among other responsibilities.

Eligibility

Generally, each full-time employee of Viracta (or Viracta’s designated subsidiaries) is eligible to participate in the ESPP, except that no employee will be eligible to participate in the ESPP to the extent that (i) immediately after the grant, such employee would own 5% or more of the combined voting power of all classes of capital stock of Viracta or its parents or subsidiaries, or (ii) his or her rights to purchase stock under all of Viracta’s employee stock purchase plans accrues at a rate that exceeds $25,000 worth of stock (determined as of the fair market value of the shares on the beginning of the offering period) for each calendar year. In addition, the administrator, in its sole discretion and prior to an offering date, may determine that an individual will not be eligible to participate if he or she: (i) has not completed at least two (2) years of service since his or her last hire date (or such lesser period of time as may be determined by the administrator in its discretion), (ii) customarily works not more than twenty (20) hours per week (or such lesser period of time as may be determined by the administrator in its discretion), (iii) customarily works not more than five (5) months per calendar year (or such lesser period of time as may be determined by the administrator in its discretion), (iv) is a highly compensated employee within the meaning of Section 414(q) of the Code, or (v) is a highly compensated employee within the meaning of Section 414(q) of the Code with compensation above a certain level or is an officer or subject to the disclosure requirements of Section 16(a) of the Exchange Act, provided the exclusion is applied with respect to each Offering under the 423 component in an identical manner to all highly compensated individuals of the Employer whose employees are participating in that Offering.

As of April 20, 2022, approximately 29 employees of Viracta and its subsidiaries (including all of Viracta’s executive officers) were eligible to participate in the ESPP.

Offering Periods

Unless the administrator determines otherwise, each offering period under the ESPP will have a duration of approximately 6 months, either (i) commencing on the first trading day on or after June 1 of each year and terminating on the first trading day on or after December 1, approximately 6 months later, and (ii) commencing on the first trading day on or after December 1 of each year and terminating on the first trading day on or after June 1 of the following year, approximately 6 months later. However, the first offering period under the ESPP will begin on July 1, 2022, and terminate on December 1, 2022. The administrator, in its discretion, may modify the terms of offering periods before they begin.

Any employee that is an eligible employee on the first day of an offering period may participate in the offering period by timely submitting a properly completed subscription agreement or other procedure determined by the administrator. On the first day of each offering period, each participant automatically is granted a right to purchase shares of our common stock. This purchase right is exercised on the last trading day of the offering period to the extent of the contributions made during such offering period, unless the purchase right has expired (upon termination of a participant’s employment) or the participant has withdrawn from the ESPP, as described in further detail below.

Contributions are accumulated throughout each offering period, generally through payroll deductions. The ESPP permits participants to make payroll deductions of up to 15% of their eligible compensation, which includes base straight time gross earnings and payments for overtime and shift premium but excludes payments for incentive compensation, commissions, bonuses, and other similar compensation. During an offering period, a participant generally may decrease one time during an offering period the rate of payroll deductions for the offering period, but may not increase during the offering period the rate of payroll deductions for the offering period. The participant may withdraw from the ESPP and thereby discontinue his or her participation in the ESPP.

Once an employee becomes a participant in the ESPP, the employee automatically will participate in each successive offering period until the employee withdraws from the ESPP or the employee’s employment with Viracta or one of Viracta’s designated subsidiaries terminates.

Exercise of Purchase Right

The number of whole shares that a participant purchases in an offering period will be determined by dividing the total amount of a participant’s contributions during that offering period by the purchase price, except that no fractional shares may be purchased under the ESPP. Unless the administrator determines otherwise, the purchase price will be 85% of the lesser of the fair market value of our common stock on (i) the first day of the offering period or (ii) the last day of the offering period, subject to compliance with the Code and the terms of the ESPP. The fair market value of a share of our common stock on any relevant date generally will be the closing price of a share of our common stock on that date, as reported on the NASDAQ Global Select Market. As of April 20, 2022, such per share closing price of a share of our common stock was $3.07.

A participant may not purchase more than 10,000 shares in an offering period, and any contributions left over in a participant’s account after his or her purchase right is exercised will be returned to the participant as soon as administratively possible after the end of the offering period.

Withdrawal

Generally, a participant may withdraw all of his or her contributions from an offering period by submitting a written or electronic notice at least 10 days before the end of the offering period, without such withdrawal affecting his or her eligibility to participate in future offering periods. However, once a participant withdraws from a particular offering period, that participant may not participate again in the same offering period. To participate in a subsequent offering period, the participant must deliver a new subscription agreement to Viracta.

Non-transferability.

A participant may not assign, transfer, pledge, or otherwise dispose of in any way the contributions credited to his or her account or any right to purchase Shares under the ESPP, except by will, the laws of descent and distribution, or by designation of a beneficiary in the manner provided under the ESPP).

Termination of Employment

Upon termination of a participant’s employment for any reason, including disability or death, he or she will be withdrawn from the ESPP, the contributions credited to the participant’s account (to the extent not used to purchase Shares under the ESPP) will be returned to him or her (or, in the case of death, to the person or persons entitled to receive such contributions, as provided in the ESPP), and such participant’s right to purchase shares under the ESPP will automatically be terminated.

Adjustments upon Changes in Capitalization; Dissolution or Liquidation; Merger or Change in Control

Changes in Capitalization

In the event that any dividend or other distribution (whether in the form of cash, common stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase, or exchange of our common stock or other securities, or other change in the corporate structure of the Company affecting the common stock occurs (other than any ordinary dividends or other ordinary distributions), the administrator, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the ESPP, will, in such manner as it may deem equitable, adjust the number and class of common stock that may be delivered under the Plan, the purchase price per share, the class, and the number of shares of common stock covered by each option under the Plan that has not yet been exercised, and the numerical limits of the ESPP.

Dissolution or Liquidation

In the event of Viracta’s proposed dissolution or liquidation, the administrator will shorten any offering period then in progress by setting a new purchase date and any offering periods will end on the new purchase date. The new purchase date will be prior to the dissolution or liquidation. If the administrator shortens any offering periods then in progress, the administrator will notify each participant in writing, at least ten business days prior to the new purchase date, that the purchase date has been changed to the new purchase date and that the right to purchase shares under the ESPP will be exercised automatically on the new purchase date, unless the participant has already withdrawn from the offering period.

Change in Control

If there is a merger or “change in control,” as defined in the ESPP, each right to purchase shares under the ESPP will be assumed or an equivalent right to purchase shares will be substituted by the successor corporation or a parent or subsidiary of such successor corporation. If the successor corporation refuses to assume or substitute for the ESPP purchase rights, the administrator will shorten the offering period covered by such ESPP purchase right by setting a new purchase date on which such offering period will end. The new purchase date will be before the merger or change in control. If the administrator shortens any offering periods then in progress, the administrator will notify each participant in writing, before the new purchase date, that the purchase date has been changed to the new purchase date and that the right to purchase shares under the ESPP will be exercised automatically on the new purchase date, unless the participant has already withdrawn from the offering period.

Amendment and Termination of the ESPP

The administrator may at any time amend, suspend, or terminate the ESPP, including the term of any offering period then outstanding. Generally, no such termination can adversely affect previously granted rights to purchase shares under the ESPP.

Upon its approval by the stockholders, the ESPP will continue until terminated by the administrator in accordance with the terms of the ESPP.

Certain Federal Income Tax Information

The following brief summary of the effect of the U.S. federal income taxation upon the participant and Viracta with respect to the shares purchased under the ESPP does not purport to be complete and does not discuss the tax consequences of a participant’s death or the income tax laws of any state or foreign country in which the participant may reside.

The ESPP, and the right of U.S. participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the ESPP are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax in an amount that depends upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the applicable offering period and more than one year from the applicable date of purchase, the participant will recognize ordinary income measured as the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price or (ii) an amount equal to 15% of the fair market value of the shares as of the first day of the applicable offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of both of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the shares have been held from the date of purchase. Viracta generally is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares before the expiration of the holding periods described above.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF THE U.S. FEDERAL INCOME TAXATION UPON PARTICIPANTS AND VIRACTA UNDER THE ESPP. IT DOES NOT PURPORT TO BE

COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

New Plan Benefits

Participation in the ESPP is voluntary and is dependent on each eligible employee’s election to participate and his or her determination as to the level of contributions. Accordingly, future purchases under the ESPP are not determinable. As of the date hereof, no rights to purchase shares of our common stock have been granted pursuant to the ESPP.

Required Vote

The 2022 Employee Stock Purchase Plan must be approved by a majority of the votes cast, meaning that the 2022 Employee Stock Purchase Plan will be approved only if the number of votes “FOR” approval of the 2022 Employee Stock Purchase Plan exceeds the number of votes “AGAINST” approval of the 2022 Employee Stock Purchase Plan.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2022 EMPLOYEE STOCK PURCHASE PLAN AND THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER.

PROPOSAL NO. 4

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed Ernst & Young LLP as our independent registered public accounting firm to audit our consolidated financial statements for our fiscal year ending December 31, 2022. Ernst & Young LLP has served as our independent registered public accounting firm since the closing of the Merger, served as Sunesis’ independent registered public accounting firm since 1998 and served as Private Viracta’s independent registered public accounting firm since 2020.

At the Annual Meeting, we are asking our stockholders to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022. Our audit committee is submitting the appointment of Ernst & Young LLP to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Notwithstanding the appointment of Ernst & Young LLP, and even if our stockholders ratify the appointment, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our audit committee believes that such a change would be in the best interests of our company and our stockholders. If our stockholders do not ratify the appointment of Ernst & Young LLP, then our audit committee may reconsider the appointment. One or more representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, and they will have an opportunity to make a statement and are expected to be available to respond to appropriate questions from our stockholders.

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees for professional audit services and other services rendered to us by Ernst & Young LLP for our fiscal years ended December 31, 2021 and 2020.

	2021	2020
Audit Fees(1)	$700,800	$655,540
Audit-Related Fees(2)
Tax Fees(3)
All Other Fees(4)

Total Fees	$700,800	$655,540

(1)

“Audit Fees” consist of fees billed for professional services rendered in connection with the audit of our consolidated financial statements, reviews of our quarterly consolidated financial statements and related accounting consultations and services that are normally provided by the independent registered public accountants in connection with statutory and regulatory filings or engagements for those fiscal years. These fees included the issuance of consents and comfort letters in connection with registration statement filings with the SEC.

(2)	“Audit-Related Fees” consist of fees for other audit-related professional services.
(3)	“Tax Fees” consist of fees billed for professional services rendered by Ernst & Young LLP for tax compliance, tax advice and tax planning.
(4)	“All Other Fees” include any fees billed that are not audit, audit-related or tax fees.

Auditor Independence

In 2021, there were no other professional services provided by Ernst & Young LLP, other than those listed above, that would have required our audit committee to consider their compatibility with maintaining the independence of Ernst & Young LLP.

Vote Required

The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022, requires affirmative vote of a majority of the voting power of the shares present in person (including virtually) or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the same effect as a vote AGAINST this proposal.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2022.

REPORT OF THE AUDIT COMMITTEE

The audit committee is a committee of the board of directors comprised solely of independent directors as required by Nasdaq listing rules and the rules and regulations of the SEC. The audit committee operates under a written charter adopted by the board of directors. This written charter is reviewed annually for changes, as appropriate. With respect to Viracta’s financial reporting process, Viracta’s management is responsible for (1) establishing and maintaining internal controls and (2) preparing Viracta’s consolidated financial statements. Viracta’s independent registered public accounting firm, Ernst & Young LLP, is responsible for performing an independent audit of Viracta’s consolidated financial statements. It is the responsibility of the audit committee to oversee these activities. It is not the responsibility of the audit committee to prepare Viracta’s financial statements. These are the fundamental responsibilities of management. In the performance of its oversight function, the audit committee has:

•	reviewed and discussed the audited consolidated financial statements with management and Ernst & Young LLP;

•	discussed with Ernst & Young LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, or PCAOB, and the SEC; and

•

received the written disclosures and the letter from Ernst & Young LLP required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with Ernst & Young LLP its independence.

Based on the review and discussions noted above, the audit committee recommended to the board of directors that the audited consolidated financial statements be included Viracta’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, for filing with the SEC.

Respectfully submitted by the members of the audit committee of the board of directors:

Thomas E. Darcy (Chair)

Stephen Rubino, Ph.D., MBA

Barry J. Simon, M.D.

This audit committee report shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or to the liabilities of Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any prior or subsequent filing by Viracta under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act, except to the extent Viracta specifically requests that the information be treated as “soliciting material” or specifically incorporates it by reference.

EXECUTIVE OFFICERS

The following table sets forth certain information about our executive officers as of April 19, 2022.

Name	Age	Position
Ivor Royston, M.D.	76	Chief Executive Officer, President and Director
Daniel Chevallard	42	Chief Financial Officer, Chief Operating Officer and Secretary
Lisa Rojkjaer, M.D.	56	Chief Medical Officer

Ivor Royston, M.D., Chief Executive Officer, President and Director

For the biography of Dr. Royston, please see “Board of Directors and Corporate Governance—Continuing Directors.”

Daniel Chevallard, Chief Financial Officer, Chief Operating Officer and Secretary

Mr. Chevallard has served as our Chief Financial Officer, Treasurer and Secretary since the closing of the Merger and as our Chief Operating Officer since March 2021, and previously served as Private Viracta’s Chief Financial Officer from July 2019 until the closing of the Merger. Previously, Mr. Chevallard served as the Chief Financial Officer and principal financial officer at Regulus Therapeutics from May 2017 to July 2019. Mr. Chevallard joined Regulus Therapeutics in December 2012 as Vice President, Accounting and Financial Reporting and served as Vice President, Finance from May 2013 to April 2017. Prior to joining Regulus Therapeutics, Mr. Chevallard held various senior roles in corporate finance, accounting and financial reporting including Controller and Senior Director, Finance of Prometheus Laboratories Inc. (acquired by Nestlé Health Science in July 2011). Prior to joining Prometheus, Mr. Chevallard spent approximately five years in public accounting at Ernst & Young, LLP in their assurance services practice. He received his Bachelor of Accountancy from the University of San Diego and is a Certified Public Accountant (inactive) in the state of California.

Lisa Rojkjaer, M.D., Chief Medical Officer

Dr. Lisa Rojkjaer has served as our Chief Medical Officer since the closing of the Merger and served as Private Viracta’s Chief Medical Officer from May 2020 until the closing of the Merger. Previously, Dr. Rojkjaer served as the Chief Medical Officer at Nordic Nanovector from November 2016 to April 2020. Prior to this, Dr. Rojkjaer held several senior management positions in biotech and global pharmaceutical companies. She was the Global Clinical Program Head for AML at Novartis Oncology from October 2013 to November 2016. Her previous roles also included Chief Medical Officer at Molecular Partners, and Vice President, Head of Clinical Development at MorphoSys AG. Dr. Rojkjaer received her medical degree from the University of Toronto, where she also completed her internal medicine and hematology training.

EXECUTIVE COMPENSATION

Processes and Procedures for Compensation Decisions

Our compensation committee is responsible for the executive compensation programs for our executive officers and reports to our board of directors on its discussions, decisions and other actions. Typically, our Chief Executive Officer makes recommendations to our compensation committee, often attends committee meetings and is involved in the determination of compensation for the respective executive officers who report to him, except that the Chief Executive Officer does not make recommendations as to his own compensation. Our Chief Executive Officer makes recommendations to our compensation committee regarding short- and long-term compensation for all executive officers (other than himself) based on our results, an individual executive officer’s contribution toward these results and performance toward individual goal achievement. Our compensation committee then reviews the recommendations and other data. Our compensation committee makes decisions as to total compensation for each executive office, although it may instead, in its discretion, make recommendations to our board of directors regarding executive compensation for its approval.

Our compensation committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our compensation programs and related policies. In 2021, our compensation committee retained Radford, an independent compensation consultant, to provide it with information, recommendations and other advice relating to executive compensation on an ongoing basis. Accordingly, Radford now serves at the discretion of our compensation committee. Our compensation committee engaged Radford to assist in developing an appropriate group of peer companies to help us determine the appropriate level of overall compensation for our executive officers, as well as assess each separate element of compensation, with a goal of ensuring that the compensation we offer to our executive officers is competitive and fair.

Our named executive officers, consisting of our principal executive officer and the two most highly compensated executive officers (other than our principal executive officer), as of December 31, 2021, were:

•	Ivor Royston, M.D., our Chief Executive Officer, President and Director;

•	Daniel Chevallard, our Chief Financial Officer, Chief Operating Officer and Secretary; and

•	Lisa Rojkjaer, M.D., our Chief Medical Officer.

Summary Compensation Table

The following table sets forth information regarding the compensation reportable for our named executive officers for fiscal 2021 and prior years where applicable, as determined under SEC rules.

Name and Principal Position	Year		Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)		Total ($)
Ivor Royston, M.D.	2021		556,283	—	1,442,371	3,432,238	255,825	10,427		5,697,144
President and Chief Executive Officer	2020		448,200	—	—	—	285,525	10,456		744,181
Daniel Chevallard	2021		425,900	—	394,000	663,673	178,543	9,908		1,672,024
Chief Financial Officer, Chief Operating Officer, Secretary	2020		359,700	50,000	—	—	215,820	9,796		635,316
Lisa Rojkjaer, M.D.	2021		439,833	—	236,054	918,963	171,834	9,652		1,776,336
Chief Medical Officer	2020	(5)	246,667	—	—	320,807	148,405	93,938		809,817
Par Hyare (6)	2021		55,129				116,668	250,002	(7)	421,799
Interim Chief Executive Officer	2020		—	—	—	—	—	—		—

(1)

The amounts reported in the Stock Awards column represent the aggregate grant date fair value of time-based RSUs granted in 2021 calculated in accordance with FASB ASC Topic 718. The grant date fair value of time-based RSUs is determined using the fair value of our common stock on the date of grant. These amounts do not necessarily correspond to the actual value recognized by our named executive officers. For a discussion of valuation assumptions, see the notes to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on March 17, 2022.

(2)

In accordance with SEC rules, this column reflects the aggregate grant date fair value of the stock option awards granted during 2020 and 2021, computed in accordance with FASB ASC 718. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options. For a discussion of valuation assumptions, see the notes to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on March 17, 2022.

(3)

These amounts represent cash bonuses earned based upon the achievement of company objectives for the applicable year, each of which were paid in the subsequent fiscal year. The 2020 payment to Dr. Rojkjaer is prorated for the portion of the year in which she was employed by Viracta.

(4)

For Dr. Royston, Mr. Chevallard, and Dr. Rojkjaer, reflects matching contributions made by Viracta to Viracta’s 401(k) plan, group term life insurance premiums, and telephone expenses. For 2020, Dr. Rojkjaer’s amount also reflects relocation reimbursements and gross up payments for relocation reimbursements.

(5)

Dr. Rojkjaer joined Private Viracta as Chief Medical Officer in May 2020, and therefore the compensation set forth in the table above reflects the amount earned for the portion of 2020 in which she was employed by Private Viracta.

(6)	Mr. Hyare was interim Chief Executive Officer of the Company prior to the Merger.
(7)	This amount reflects severance received by Mr. Hyare in connection with his termination at the time of the Merger.

Employment Arrangements

Ivor Royston, M.D.

On May 31, 2017, and as amended on August 12, 2021, Viracta entered into an Executive Employment Agreement with Ivor Royston, M.D., Chief Executive Officer of Viracta. Under the agreement, Dr. Royston’s employment is at will and may be terminated at any time by Viracta or Dr. Royston. Pursuant to the agreement, Dr. Royston is entitled to a base salary, currently $567,000, and an annual bonus opportunity, currently equal to up to 50% of annual base salary, based on achievement of performance objectives to be determined by Viracta’s board of directors.

Pursuant to the agreement, if Viracta terminates Dr. Royston’s employment without cause (other than due to his death or disability) or if Dr. Royston resigns for good reason at any time, referred to herein as a qualified termination, then Dr. Royston is entitled to receive (A) continuing payments of base salary at the rate in effect at the time of the qualifying termination, less applicable withholdings, for a period following his employment termination date of 12 months, (B) reimbursement for the cost of continuation of health coverage for Dr. Royston and his eligible dependents pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or COBRA, until the earlier of (1) 12 months following termination of his employment, or (2) the date Dr. Royston and his or eligible dependents are no longer eligible for COBRA, and (C) payment of any earned but unpaid discretionary annual bonus. In the event of a “change in control” (as defined in our 2021 Equity Incentive Plan), Dr. Royston will receive vesting acceleration of 50% of any outstanding Viracta equity awards as of the date of the change in control. If a qualified termination of Dr. Royston’s employment occurs within 3 months prior to or 12 months following a change in control, Dr. Royston will receive (A) a lump sum payment equal to 18 months of Dr. Royston’s base salary at the rate in effect at the time of the qualifying termination, (B) a lump sum payment equal to 150% of the Dr. Royston’s target bonus for the year in such the qualified termination occurred, (C) reimbursement for the cost of continuation of health coverage for Dr. Royston and his eligible dependents pursuant to COBRA, until the earlier of (1) 18 months following termination of his employment, or (2) the date Dr. Royston and his eligible dependents are no longer eligible for COBRA, and (D) vesting acceleration of 100% of any outstanding equity awards as of the date of the qualified termination. The foregoing benefits are conditioned upon Dr. Royston signing and not revoking a release of claims with Viracta within 60 days following his employment termination date.

Daniel Chevallard

On June 13, 2019, and as amended on August 12, 2021, Viracta entered into an Executive Employment Agreement with Daniel Chevallard, Chief Operating Officer and Chief Financial Officer of Viracta. Under the agreement, Mr. Chevallard’s employment is at will and may be terminated at any time by Viracta or Mr. Chevallard. Pursuant to the agreement, Mr. Chevallard is entitled to a base salary, currently $467,856 and an annual bonus opportunity, currently equal to up to 40% of annual base salary, based on achievement of performance objectives to be determined by Viracta’s board of directors.

Pursuant to the agreement, if Mr. Chevallard experiences a qualified termination, then Mr. Chevallard is entitled to receive (A) continuing payments of base salary at the rate in effect at the time of the qualifying termination, less applicable withholdings, for a period following his employment termination date of 9 months, (B) reimbursement for the cost of continuation of health coverage for Mr. Chevallard and his eligible dependents pursuant to COBRA, until the earlier of (1) 12 months following termination of his employment, or (2) the date Mr. Chevallard and his or eligible dependents are no longer eligible for COBRA, (C) payment of any earned but unpaid discretionary annual bonus, and (D) accelerated vesting of Viracta equity awards for a period of nine months following the date of the qualified termination. In the event of a change in control (as defined in our 2021 Equity Incentive Plan), Mr. Chevallard will receive vesting acceleration of 50% of any outstanding Viracta equity awards as of the date of the change in control. If a qualified termination of Mr. Chevallard’s employment occurs within 3 months prior to or 12 months following a change in control, Mr. Chevallard will receive (A) a lump sum payment equal to 12 months of Mr. Chevallard’s base salary at the rate in effect at the time of the qualifying termination, (B) a lump sum payment equal to 100% of Mr. Chevallard’s target bonus for the year in which the qualified termination occurred, (C) reimbursement for the cost of continuation of health coverage for Mr. Chevallard and his eligible dependents pursuant to COBRA, until the earlier of (1) 12 months following termination of his employment, or (2) the date Mr. Chevallard and his eligible dependents are no longer eligible for COBRA, and (D) vesting acceleration of 100% of any outstanding equity awards as of the date of the qualified termination. The foregoing benefits are conditioned upon Mr. Chevallard signing and not revoking a release of claims with Viracta within 60 days following his employment termination date.

Lisa Rojkjaer, M.D.

On April 30, 2020, and as amended on August 12, 2021, Viracta entered into an Executive Employment Agreement with Lisa Rojkjaer, M.D., Chief Medical Officer of Viracta. Under the agreement, Dr. Rojkjaer’s employment is at will and may be terminated at any time by Viracta or Dr. Rojkjaer. Pursuant to the agreement, Dr. Rojkjaer is entitled to a base salary, currently $471,476, and an annual bonus opportunity, currently equal to up to 40% of annual base salary, based on achievement of performance objectives to be determined by Viracta’s board of directors.

If Dr. Rojkjaer experiences qualified termination, then Dr. Rojkjaer is entitled to receive (A) continuing payments of base salary at the rate in effect at the time of the qualifying termination, less applicable withholdings, for a period following her employment termination date of 12 months, (B) reimbursement for the cost of continuation of health coverage for Dr. Rojkjaer and her eligible dependents pursuant to COBRA, until the earlier of (1) 12 months following termination of her employment, or (2) the date Dr. Rojkjaer and her eligible dependents are no longer eligible for COBRA, (C) payment of any earned but unpaid discretionary annual bonus, and (D) accelerated vesting of Viracta equity awards subject to time-based vesting for a period of nine months following the date of the qualified termination. In the event of a change in control, Dr. Rojkjaer will receive vesting acceleration of 50% of any outstanding Viracta equity awards as of the date of the change in control. If a qualified termination of Dr. Rojkjaer’s employment occurs within 3 months prior to or 12 months following a change in control, Dr. Rojkjaer will receive (A) a lump sum payment equal to 12 months of Dr. Rojkjaer’s base salary at the rate in effect at the time of the qualifying termination, (B) a lump sum payment equal to 100% of Dr. Rojkjaer’s target bonus for the year in which the qualified termination occurred, (C) reimbursement for the cost of continuation of health coverage for Dr. Rojkjaer and her eligible dependents pursuant to COBRA, until the earlier of (1) 12 months following termination of her employment, or (2) the date Dr. Rojkjaer and her eligible dependents are no longer eligible for COBRA, and (D) vesting acceleration of 100% of any outstanding equity awards as of the date of the qualified termination. The foregoing benefits are conditioned upon Dr. Rojkjaer signing and not revoking a release of claims with Viracta within 60 days following her employment termination date.

Executive Incentive Compensation Plan

Effective March 14, 2022, we adopted an Executive Incentive Compensation Plan (the “Incentive Compensation Plan”). Our Incentive Compensation Plan allows our compensation committee (or other committee designated by our board of directors) to grant incentive awards, generally payable in cash, to employees selected by our compensation committee, including our executive officers, based upon performance goals established by our compensation committee.

Under our Incentive Compensation Plan, our compensation committee determines the performance goals applicable to any award, which goals may include, without limitation, goals related to research and development, regulatory milestones or regulatory-related goals, financial milestones, new product or business development, other product release milestones, publications, cash flow, internal structure, leadership development, project, function or portfolio- specific milestones, license or research collaboration agreements, capital raising, patentability and individual objectives such as peer reviews or other subjective or objective criteria. The performance goals may differ from participant to participant and from award to award.

The compensation committee administers our Incentive Compensation Plan and may, in its sole discretion and at any time, increase, reduce or eliminate a participant’s actual award, and/or increase, reduce or eliminate the amount allocated to the bonus pool for a particular performance period. The actual award may be below, at or above a participant’s target award, in the discretion of the administrator. The administrator may determine the amount of any increase, reduction or elimination on the basis of such factors as it deems relevant, and it will not be required to establish any allocation or weighting with respect to the factors it considers.

Actual awards generally will be paid in cash (or its equivalent) only after they are earned, and, unless otherwise determined by the administrator, to earn an actual award a participant must be employed by us through the date the actual award is paid. The administrator of the Incentive Compensation Plan may reserve the right to settle an actual award with a grant of an equity award under our then-current equity compensation plan, which equity award may have such terms and conditions, including vesting, as the administrator determines. Payment of awards will occur as soon as practicable after they are earned, but no later than the dates set forth in our Incentive Compensation Plan.

Awards under our Incentive Compensation Plan are subject to any clawback policy of ours, which we may be required to adopt from time to time to comply with applicable laws. The administrator also may impose such other clawback, recovery or recoupment provisions with respect an award under our Incentive Compensation Plan as the administrator determines necessary or appropriate, including for example, reduction, cancellation, forfeiture or recoupment upon a termination of a participant’s employment for cause. Certain participants may be required to reimburse us for certain amounts paid under an award under our Incentive Compensation Plan in connection with certain accounting restatements we may be required to prepare due to our material noncompliance with any financial reporting requirements under applicable securities laws, as a result of misconduct.

Our board of directors and our compensation committee have the authority to amend, suspend or terminate our Incentive Compensation Plan, provided such action does not impair the existing rights of any participant with respect to any earned awards.

Potential Payments Upon Termination or Change of Control

Regardless of the manner in which a named executive officer’s service terminates, that named executive officer is entitled to receive amounts earned during his term of service, including unpaid salary and unused vacation, as applicable. In addition, each named executive officer is entitled to receive certain benefits upon Viracta’s termination of his or her employment without cause or his or her resignation for good reason, as provided above under “ —Employment Arrangements.”

Each named executive officer holds stock options granted subject to the general terms of our 2021 Equity Incentive Plan. A description of the termination and change in control provisions in our 2021 Equity Incentive Plan and applicable to the stock options granted to Viracta’s named executive officers is provided below under “ —Outstanding Equity Awards at Fiscal 2021 Year-End”  and above under “ —Employment Arrangements.”

Outstanding Equity Awards at Fiscal 2021 Year-End

The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2021.

	Option Awards								Stock Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($) (2)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Ivor Royston, M.D.	02/13/2019	(3)	24,706	36,094	(4)		0.90	02/13/2029
	01/08/2021	(3)	46,234	155,517	(5)		3.58	01/08/2031
	01/08/2021	(3)	—	—					353,066	(6)	1,288,691
	03/26/2021	(7)	82,873	359,120	(8)		8.74	03/26/2031
Daniel Chevallard	07/30/2019	(3)	27,234	61,583	(9)		0.90	07/30/2029
	01/08/2021	(3)	12,629	42,481	(5)		3.58	01/08/2031
	01/08/2021	(3)	—	—					96,444	(6)	352,021
	03/26/2021	(7)	14,796	64,116	(8)		8.74	03/26/2031
Lisa Rojkjaer, M.D.	07/08/2020	(3)	19,069	79,000	(10)		1.26	07/08/2030
	07/08/2020	(3)	10,351	15,800	(10)		1.26	07/08/2030
	01/08/2021	(3)	5,505	25,451	(5)		3.58	01/08/2031
	01/08/2021	(3)	—	—					57,781	(6)	210,901
	03/26/2021	(7)	23,791	103,099	(8)		8.74	03/26/2031

(1)

The unvested portions of these awards may be subject to vesting acceleration under certain circumstances, described above under “— Potential Payments Upon Termination or Change of Control” and “— Employment Arrangements”.

(2)

The stock options granted prior to the closing of the Merger were granted with a per share exercise price equal to the fair market value of one share of Private Viracta Common Stock on the date of grant, as determined in good faith by Private Viracta’s board of directors. The stock option granted following the closing of the Merger granted with a per share exercise price equal to the closing price of the Company’s common stock in trading on the Nasdaq Global Select Market on the date of grant.

(3)	Award granted under and subject to the terms of the 2016 Plan (as defined below), described below under “— Private Viracta 2016 Equity Incentive Plan.”
(4)

One forty-eighth (1/48th) of the total number of shares subject to the option vested on March 13, 2019, and one forty-eighth (1/48th) of the total number of shares subject to the option vested, and continue to vest, monthly thereafter, subject to continued service to Viracta through each such vesting date.

(5)

One forty-eighth (1/48th) of the total number of shares subject to the option vested on February 28, 2021, and one forty-eighth (1/48th) of the total number of shares subject to the option vested, and continue to vest, monthly thereafter, subject to continued service to Viracta through each such vesting date.

(6)

These amounts represent awards of time-based RSUs granted under our 2021 Plan. One-eighth (1/8th) of the total number of shares subject to the award vested on November 25, 2021 (the “First Vesting Date”), and one-sixteenth (1/16th) of the total number of shares subject to each RSU Award vested, and continue to vest, each Quarterly Vesting Date (as defined below) after the First Vesting Date, in each case subject to continued service to Viracta through each such vesting date. For the purposes of the foregoing, “Quarterly Vesting Date” means February 25, May 25, August 25, and November 25 of each year.

(7)	Award granted under and subject to the terms of the 2021 Plan (as defined below), described below under “— 2021 Equity Incentive Plan.”
(8)

One forty-eighth (1/48th) of the total number of shares subject to the option vested on April 26, 2021, and one forty-eighth (1/48th) of the total number of shares subject to the option vested, and continue to vest, monthly thereafter, subject to continued service to Viracta through each such vesting date.

(9)

Twenty-five percent (25%) of the of the total number of shares subject to the option vested on July 30, 2020, and one forty-eighth (1/48th) of the total number of shares subject to the option vested, and continue to vest, monthly thereafter, subject to continued service to Viracta through each such vesting date.

(10)

Twenty-five percent (25%) of the of the total number of shares subject to the option vested on May 1, 2021, and one forty-eighth (1/48th) of the total number of shares subject to the option vested, and continue to vest, monthly thereafter, subject to continued service to Viracta through each such vesting date.

Perquisites and Health and Welfare Benefits

Viracta’s named executive officers, during their employment with Viracta, are eligible to participate in Viracta’s employee benefit plans, including Viracta’s medical, dental, group term life, and flexible spending account plans, in each case on the same basis as all of Viracta’s other employees.

Viracta generally does not provide perquisites or personal benefits to Viracta’s named executive officers, except in limited circumstances. Viracta’s board of directors may elect to adopt qualified or nonqualified benefit plans in the future if it determines that doing so is in Viracta’s best interests.

Retirement Benefits and Nonqualified Deferred Compensation

Viracta maintains a 401(k) plan but does not maintain nonqualified deferred compensation plans. Viracta’s board of directors may elect to provide Viracta’s officers and other employees with additional benefits in the future if it determines that doing so is in Viracta’s best interests.

Equity Incentive Plans

2021 Equity Incentive Plan

The 2021 Equity Incentive Plan (the “2021 Plan”) became effective upon the close of the Merger.

Authorized Shares. A total of 9,200,000 shares of Viracta’s common stock are reserved for issuance pursuant to the 2021 Plan. In addition, the shares reserved for issuance under the 2021 Plan also include (i) those shares reserved but unissued under Private Viracta’s prior plan as of the effective date of the Merger, (ii) shares of common stock subject to awards granted under Private Viracta’s prior plan that, after the effective date of the

Merger, expired or otherwise terminated without having been exercised in full or are forfeited to or repurchased by Viracta, and (iii) any shares of Viracta subject to awards granted under the 2016 Plan (defined below) that were assumed in the Merger (provided that the maximum number of shares that may be added to the 2021 Plan pursuant to (i), (ii) and (iii) is 2,000,000 shares). The number of shares available for issuance under the 2021 Plan will also include an annual increase on the first day of each fiscal year beginning with the 2021 fiscal year, equal to the lesser of:

•	13,200,000 shares;

•	5% of the outstanding shares of common stock as of the last day of the immediately preceding fiscal year; or

•	such other amount as the board of directors may determine.

If an award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an exchange program, or, with respect to restricted stock, restricted stock units, performance units or performance shares, is forfeited to or repurchased by the Company due to failure to vest, the unpurchased shares (or for awards other than stock options or stock appreciation rights, the forfeited or repurchased shares) will become available for future grant or sale under the 2021 Plan (unless the 2021 Plan has terminated). With respect to stock appreciation rights, only the net shares actually issued will cease to be available under the 2021 Plan and all remaining shares under stock appreciation rights will remain available for future grant or sale under the 2021 Plan (unless the 2021 Plan has terminated). Shares that have actually been issued under the 2021 Plan will not be returned to the 2021 Plan except if shares issued pursuant to awards of restricted stock, restricted stock units, performance shares, or performance units are repurchased by or forfeited to the Company, such shares will become available for future grant under the 2021 Plan. Shares used to pay the exercise price of an award or satisfy the tax withholding obligations related to an award will become available for future grant or sale under the 2021 Plan. To the extent an award is paid out in cash rather than shares, such cash payment will not result in a reduction in the number of shares available for issuance under the 2021 Plan.

Plan Administration. The board of directors or one or more committees appointed by the board of directors will administer the 2021 Plan. The compensation committee currently administers the 2021 Plan. Subject to the provisions of the 2021 Plan, the administrator has the power to administer the 2021 Plan and make all determinations deemed necessary or advisable for administering the 2021 Plan, including but not limited to, the power to determine the fair market value of the Company’s common stock, select the service providers to whom awards may be granted, determine the number of shares covered by each award, approve forms of award agreements for use under the 2021 Plan, determine the terms and conditions of awards (including, but not limited to, the exercise price, the time or times at which awards may be exercised, any vesting acceleration or waiver or forfeiture restrictions and any restriction or limitation regarding any award or the shares relating thereto), construe and interpret the terms of the 2021 Plan and awards granted under it, prescribe, amend and rescind rules relating to the 2021 Plan, including creating sub-plans, modify or amend each award, including but not limited to the discretionary authority to extend the post-termination exercisability period of awards (except no option or stock appreciation right will be extended past its original maximum term), and allow a participant to defer the receipt of payment of cash or the delivery of shares that would otherwise be due to such participant under an award. The administrator also has the authority to allow participants the opportunity to transfer outstanding awards to a financial institution or other person or entity selected by the administrator and to institute an exchange program by which outstanding awards may be surrendered or cancelled in exchange for awards of the same type, which may have a higher or lower exercise price and/or different terms, awards of a different type, and/or cash or by which the exercise price of an outstanding award is increased or reduced. The administrator’s decisions, interpretations, and other actions are final and binding on all participants.

Stock Options. Stock options may be granted under the 2021 Plan. The exercise price of options granted under the 2021 Plan must at least be equal to the fair market value of the Company’s common stock on the date of grant. The term of an option may not exceed ten years. With respect to any participant who owns more than 10%

of the voting power of all classes of the Company’s (or any parent or subsidiary of the Company’s) outstanding stock, the term of an incentive stock option granted to such participant must not exceed five years and the exercise price must equal at least 110% of the fair market value on the grant date. The administrator will determine the methods of payment of the exercise price of an option, which may include cash, shares or other property acceptable to the administrator, as well as other types of consideration permitted by applicable law. After the termination of service of an employee, director, or consultant, he or she may exercise his or her option for the period of time stated in his or her option agreement. In the absence of a specified time in an award agreement, if termination is due to death or disability, the option will remain exercisable for twelve months following the termination of service. In all other cases, in the absence of a specified time in an award agreement, the option will remain exercisable for three months following the termination of service. An option, however, may not be exercised later than the expiration of its term. Subject to the provisions of the 2021 Plan, the administrator determines the other terms of options.

Stock Appreciation Rights. Stock appreciation rights may be granted under the 2021 Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of the Company’s common stock between the exercise date and the date of grant. Stock appreciation rights may not have a term exceeding ten years. After the termination of service of an employee, director or consultant, he or she may exercise his or her stock appreciation right for the period of time stated in his or her stock appreciation rights agreement. In the absence of a specified time in an award agreement, if termination is due to death or disability, the stock appreciation rights will remain exercisable for twelve months following the termination of service. In all other cases, in the absence of a specified time in an award agreement, the stock appreciation rights will remain exercisable for three months following the termination of service. However, in no event may a stock appreciation right be exercised later than the expiration of its term. Subject to the provisions of the 2021 Plan, the administrator determines the other terms of stock appreciation rights, including when such rights become exercisable and whether to pay any increased appreciation in cash or with shares of the Company’s common stock, or a combination thereof, except that the per share exercise price for the shares to be issued pursuant to the exercise of a stock appreciation right will be no less than 100% of the fair market value per share on the date of grant.

Restricted Stock. Restricted stock may be granted under the 2021 Plan. Restricted stock awards are grants of shares of the Company’s common stock that vest in accordance with terms and conditions established by the administrator. The administrator will determine the number of shares of restricted stock granted to any employee, director, or consultant and, subject to the provisions of the 2021 Plan, will determine the terms and conditions of such awards. The administrator may impose whatever vesting conditions it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to us), except the administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting and dividend rights with respect to such shares upon grant without regard to vesting, unless the administrator provides otherwise. Shares of restricted stock that do not vest are subject to the Company’s right of repurchase or forfeiture.

Restricted Stock Units. Restricted stock units may be granted under the 2021 Plan. Restricted stock units are bookkeeping entries representing an amount equal to the fair market value of one share of the Company’s common stock. Subject to the provisions of the 2021 Plan, the administrator determines the terms and conditions of restricted stock units, including the vesting criteria and the form and timing of payment. The administrator may set vesting criteria based upon the achievement of company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the administrator in its discretion. The administrator, in its sole discretion, may pay earned restricted stock units in the form of cash, in shares or in some combination thereof. In addition, the administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

Performance Units and Performance Shares. Performance units and performance shares may be granted under the 2021 Plan. Performance units and performance shares are awards that will result in a payment to a participant only if performance objectives established by the administrator are achieved or the awards otherwise vest. The administrator will establish performance objectives or other vesting criteria in its discretion, which, depending on the extent to which they are met, will determine the number or the value of performance units and performance shares to be paid out to participants. The administrator may set performance objectives based on the achievement of company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the administrator in its discretion. After the grant of a performance unit or performance share, the administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such performance units or performance shares. Performance units will have an initial value established by the administrator on or prior to the grant date. Performance shares will have an initial value equal to the fair market value of the Company’s common stock on the grant date. The administrator, in its sole discretion, may pay out earned performance units or performance shares in cash, shares, or in some combination thereof.

Outside Directors. All outside (non-employee) directors are eligible to receive all types of awards (except for incentive stock options) under the 2021 Plan. To provide a maximum limit on the cash compensation and equity awards that can be made to outside directors, the 2021 Plan provides that in any given fiscal year, an outside director will not be granted cash compensation and equity awards with an aggregate value greater than $750,000 (increased to $1,000,000 in the fiscal year of his or her initial service as an outside director), with the value of each equity award based on its grant date fair value as determined according to GAAP for purposes of this limit. Any cash compensation paid or awards granted to an individual for his or her services as an employee or consultant (other than as an outside director) will not count toward this limit.

Non-Transferability of Awards. Unless the administrator provides otherwise, the 2021 Plan generally does not allow for the transfer of awards and only the recipient of an award may exercise an award during his or her lifetime. If the administrator makes an award transferrable, such award will contain such additional terms and conditions as the administrator deems appropriate.

Certain Adjustments. In the event of certain changes in the Company’s capitalization, to prevent diminution or enlargement of the benefits or potential benefits available under the 2021 Plan, the administrator will adjust the number and class of shares that may be delivered under the 2021 Plan and/or the number, class and price of shares covered by each outstanding award and the numerical share limits set forth in the 2021 Plan.

Dissolution or Liquidation. In the event of the Company’s proposed liquidation or dissolution, the administrator will notify participants as soon as practicable and, to the extent not exercised, all awards will terminate immediately prior to the consummation of such proposed transaction.

Merger or Change in Control. The 2021 Plan provides that in the event of a merger or change in control, as defined under the 2021 Plan, each outstanding award will be treated as the administrator determines, without a participant’s consent. The administrator is not required to treat all awards, all awards held by a participant or all awards of the same type similarly. If a successor corporation does not assume or substitute for any outstanding award, then the participant will fully vest in and have the right to exercise all of his or her outstanding options and stock appreciation rights, all restrictions on restricted stock and restricted stock units will lapse, and for awards with performance-based vesting, unless specifically provided for otherwise under the applicable award agreement or other agreement or policy applicable to the participant, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met. If an option or stock appreciation right is not assumed or substituted in the event of a change in control, the administrator will notify the participant in writing or electronically that such option or stock appreciation right will be exercisable for a period of time determined by the administrator in its sole discretion and the option or stock appreciation right will terminate upon the expiration of such period. For awards granted to an outside director, in the event of a change in control, the outside director will fully vest in and have the right to exercise all of his or her outstanding options and stock appreciation rights, all restrictions on restricted stock and restricted stock units will lapse and, for awards with performance-based vesting, unless specifically provided for otherwise under the applicable award agreement or other agreement or policy applicable to the participant, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met.

Clawback. Awards will be subject to any clawback policy of the Company, and the administrator also may specify in an award agreement that the participant’s rights, payments and/or benefits with respect to an award will be subject to reduction, cancellation, forfeiture and/or recoupment upon the occurrence of certain specified events. The board of directors may require a participant to forfeit, return or reimburse the Company all or a portion of the award and/or shares issued under the award, any amounts paid under the award, and any payments or proceeds paid or provided upon disposition of the shares issued under the award in order to comply with such clawback policy or applicable laws.

Amendment; Termination. The administrator has the authority to amend, alter, suspend or terminate the 2021 Plan, provided such action does not materially impair the rights of any participant. No incentive stock options may be granted after the tenth anniversary of the date our board adopted the 2021 Plan.

2021 Inducement Equity Incentive Plan

On June 30, 2021, the board of directors adopted the 2021 Inducement Equity Incentive Plan (the “Inducement Plan”) and, subject to the adjustment provisions of the Inducement Plan, reserved 1,000,000 shares of the Company’s common stock for issuance pursuant to equity awards granted under the Inducement Plan.

The Inducement Plan was adopted without stockholder approval pursuant to Rule 5635(c)(4) and Rule 5635(c)(3) of the Nasdaq Listing Rules. The Inducement Plan provides for the grant of equity-based awards, including nonstatutory stock options, restricted stock units, restricted stock, stock appreciation rights, performance shares and performance units, and its terms are substantially similar to the 2021 Plan, including with respect to treatment of equity awards in the event of a merger or “change in control” as defined under the Inducement Plan, but with such other terms and conditions intended to comply with the Nasdaq inducement award exception or to comply with the Nasdaq acquisition and merger exception. In accordance with Rule 5635(c)(4) of the NASDAQ Listing Rules, awards under the Inducement Plan may only be made to individuals not previously employees or non-employee directors of the Company (or following such individuals’ bona fide period of non-employment with the Company), as an inducement material to the individuals’ entry into employment with the Company or in connection with a merger or acquisition, to the extent permitted by Rule 5635(c)(3) of the NASDAQ Listing Rules.

Private Viracta 2016 Equity Incentive Plan

The Private Viracta 2016 Equity Incentive Plan (the “2016 Plan”) was originally adopted by Private Viracta’s board of directors in January 2017 and was most recently amended in November 2020. Private Viracta’s stockholders originally approved the 2016 Plan in February 2017 and approved the most recent amendment to the 2016 Plan in November 2020. The Company adopted the 2016 Plan in connection with the closing of the Merger.

The 2016 Plan allows Viracta to provide incentive stock options, within the meaning of Section 422 of the Code, nonstatutory stock options, stock appreciation rights, restricted stock awards and restricted stock units (each, an “award” and the recipient of such award, a “participant”) to eligible employees, directors, officers and consultants of Viracta and any parent or subsidiary of Viracta. Following the closing of the Merger, the 2016 Plan will continue to govern the terms and conditions of the outstanding awards previously granted under the 2016 Plan.

As of December 31, 2021, stock options covering 1,125,758 shares of the Company’s common stock were outstanding under the 2016 Plan, shares purchased pursuant to the early exercise of stock options covering 2,796 shares of common stock were outstanding and subject to continued vesting requirements, and no other awards were outstanding under the 2016 Plan.

Plan Administration

The 2016 Plan is administered by the board of directors or one or more committees appointed by the board of directors. Different committees may administer the 2016 Plan with respect to different service providers. The administrator has all authority and discretion necessary or appropriate to administer the 2016 Plan and to control its operation, including the authority to construe and interpret the terms of the 2016 Plan and the awards granted under the 2016 Plan. The administrator’s decisions are final and binding on all participants and any other persons holding awards.

The administrator’s powers include the power to institute an exchange program under which (i) outstanding awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type or cash, (ii) participants would have the opportunity to transfer any outstanding awards to a financial institution or other person or entity selected by the administrator or (iii) the exercise price of an outstanding award is increased or reduced. The administrator’s powers also include the power to prescribe, amend and rescind rules and regulations relating to the 2016 Plan, to modify or amend each award and to make all other determinations deemed necessary or advisable for administering the 2016 Plan.

Eligibility

Employees, officers, directors and consultants of Viracta or its parent or subsidiary companies are eligible to receive awards, provided such consultants render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction and do not directly promote or maintain a market for its securities, in each case, within the meaning of Form S-8 promulgated under the U.S. securities laws. Only its employees or employees of its parent or subsidiary companies are eligible to receive incentive stock options.

Stock Options

Stock options may be granted under the 2016 Plan. The exercise price of options granted under the 2016 Plan must at least be equal to the fair market value of common stock on the date of grant. The term of an option may not exceed ten years. With respect to any participant who owns more than 10% of the voting power of all classes of Viracta’s outstanding stock, the term of an incentive stock option granted to such participant must not exceed five years and the exercise price must equal at least 110% of the fair market value on the grant date. The administrator will determine the methods of payment of the exercise price of an option, which may include cash, shares or other property acceptable to the administrator, as well as other types of consideration permitted by applicable law. After the termination of service of an employee, director or consultant, they may exercise their option for the period of time stated in their option agreement. In the absence of a specified time in an award agreement, if termination is due to death or disability, the option will remain exercisable for 12 months. In all other cases, in the absence of a specified time in an award agreement, the option will remain exercisable for three months following the termination of service. An option may not be exercised later than the expiration of its term. Subject to the provisions of the 2016 Plan, the administrator determines the other terms of options.

Stock Appreciation Rights

Stock appreciation rights may be granted under the 2016 Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of common stock between the exercise date and the date of grant. Stock appreciation rights may not have a term exceeding ten years. After the termination of service of an employee, director or consultant, they may exercise their stock appreciation right for the period of time stated in their stock appreciation rights agreement. In the absence of a specified time in an award agreement, if termination is due to death or disability, the stock appreciation rights will remain exercisable for 12 months. In all other cases, in the absence of a specified time in an award agreement, the stock appreciation rights will remain exercisable for three months following the termination of service. However, in no event may a stock appreciation right be exercised later than the expiration of its term. Subject to the provisions of the 2016 Plan, the administrator determines the other terms of stock appreciation rights, including when such rights become exercisable and whether to pay any increased appreciation in cash or with shares of common stock, or a combination thereof, except that the per share exercise price for the shares to be issued pursuant to the exercise of a stock appreciation right will be no less than 100% of the fair market value per share on the date of grant.

Restricted Stock

Restricted stock may be granted under the 2016 Plan. Restricted stock awards are grants of shares of common stock that vest in accordance with terms and conditions established by the administrator. The administrator will determine the number of shares of restricted stock granted to any employee, director or consultant and, subject to the provisions of the 2016 Plan, will determine the terms and conditions of such awards. The administrator may impose whatever conditions to vesting it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to Viracta); provided, however, that the administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting and dividend rights with respect to such shares upon grant without regard to vesting, unless the administrator provides otherwise. Shares of restricted stock that do not vest are subject to Viracta’s right of repurchase or forfeiture.

Restricted Stock Units

Restricted stock units may be granted under the 2016 Plan. Subject to the terms and conditions of the 2016 Plan and the individual award agreement, the administrator determines the terms and conditions of restricted stock units, including the vesting criteria, which, depending on the extent to which the criteria are met, will determine the number of restricted stock units that will be paid to a participant. The administrator may set vesting criteria based on the achievement of company-wide, business unit or individual goals (including continued employment or service), applicable federal or state securities laws or any other basis determined by the administrator in its discretion. Notwithstanding the foregoing, the administrator, in its sole discretion, may accelerate the time at which any vesting requirements will be deemed satisfied.

Performance Units and Performance Shares

Performance units and performance shares may be granted under the 2016 Plan. Performance units and performance shares are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest. The administrator will establish performance objectives or other vesting criteria in its discretion, which, depending on the extent to which they are met, will determine the number or the value of performance units and performance shares to be paid out to participants. The administrator may set performance objectives based on the achievement of company-wide, divisional, business unit or individual goals (including continued employment or service), applicable federal or state securities laws or any other basis determined by the administrator in its discretion. After the grant of a performance unit or performance share, the administrator, in its sole discretion, may reduce or waive any performance criteria or other vesting provisions for such performance units or performance shares. Performance units shall have an initial dollar value established by the administrator on or prior to the grant date. Performance shares shall have an initial value equal to the fair market value of common stock on the grant date. The administrator, in its sole discretion, may pay earned performance units or performance shares in the form of cash, in shares or in some combination thereof.

Non-transferability of Awards

Unless determined otherwise by the administrator, awards may not be sold, pledged, assigned, hypothecated or otherwise transferred in any manner other than by will or by the laws of descent and distribution. In addition, during an applicable participant’s lifetime, only that participant may exercise their award. If the administrator makes an award transferable, such award may only be transferred (i) by will, (ii) by the laws of descent and distribution or (iii) as permitted by Rule 701 of the Securities Act.

Certain Adjustments

If there is a dividend or other distribution (whether in the form of cash, shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, exchange of shares or its other securities or other change in its corporate structure affecting the shares, the administrator will make proportionate adjustments to the number and class of shares that may be delivered under the 2016 Plan or the number, type and price of shares covered by each outstanding award. The administrator’s determination regarding such adjustments will be final, binding and conclusive.

Dissolution or Liquidation

In the event of its proposed dissolution or liquidation, the administrator will notify each participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an award will terminate immediately prior to the consummation of such proposed action.

Merger and Change of Control

In the event of its merger with or into another corporation or entity or a “change in control” (as defined in the 2016 Plan), each outstanding award will be treated as the administrator determines, including, without limitation, that (i) awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a participant, the participant’s awards will terminate upon or immediately prior to the consummation of such merger or change in control; (iii) outstanding awards will vest and become exercisable, realizable or payable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon consummation of such merger or change in control, and, to the extent the administrator determines, terminate upon or immediately prior to the effectiveness of such merger or change in control; (iv) (A) the termination of an award in exchange for an amount of cash or property, if any, equal to the amount that would have been attained upon the exercise of such award or realization of the participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the administrator determines in good faith that no amount would have been attained upon the exercise of such award or realization of the participant’s rights, then such award may be terminated by Viracta without payment) or (B) the replacement of such award with other rights or property selected by the administrator in its sole discretion; or (vi) any combination of the foregoing. The administrator will not be obligated to treat all awards, all awards a participant holds or all awards of the same type, similarly.

In the event an award is not assumed or substituted in the event of a merger or change in control, the participant will fully vest in and have the right to exercise an applicable percentage of the then-unvested shares subject to his or her outstanding options and stock appreciation rights, all restrictions on the applicable percentage of his or her restricted stock and restricted stock units will lapse, and, with respect to the applicable percentage of his or her awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met. A participant’s applicable percentage will be based on the number of full months that he or she has continuously been a service provider at the time of the change in control, as follows: (i) zero if such number of full months is less than three , (ii) 25% if such number of full months is at least three but less than six , (iii) 50% if such number of full months is at least six but less than nine, (iv) 75% if such number of full months is at least nine but less than 12, and (v) 100% if such number of full months is at least 12. In additional, the administrator will notify each participant in writing or electronically that the option or stock appreciation right, as applicable, will be exercisable for a period of time determined by the administrator in its sole discretion and the option or stock appreciation right, as applicable, will terminate upon the expiration of such period.

Amendment and Termination

The board of directors may, at any time, terminate or amend the 2016 Plan in any respect, including, without limitation, amendment of any form of award agreement or instrument to be executed pursuant to the 2016 Plan. To the extent necessary and desirable to comply with applicable laws, Viracta will obtain stockholder approval of any amendment to the 2016 Plan. No amendment or alteration of the 2016 Plan will impair the rights of a participant, unless mutually agreed otherwise between the participant and the administrator in writing.

2011 Employee Stock Purchase Plan

The 2011 Employee Stock Purchase Plan (“2011 ESPP”) permits eligible employees to purchase common stock at a discount through payroll deductions during defined offering periods. Eligible employees can purchase shares of common stock at 85% of the lower of the fair market value of the common stock at (i) the beginning of a 12-month offering period, or (ii) at the end of one of the two related 6-month purchase periods. No participant in the 2011 ESPP may be issued or transferred shares of common stock valued at more than $25,000 per calendar year.

Shares Subject to the 2011 ESPP

The number of shares of common stock available for issuance under the 2011 ESPP automatically increases on January 1st of each year for a period of 10 years commencing on January 1, 2012 by an amount equal to: (i) 1.0% of common stock on December 31st of the preceding calendar year, or (ii) a lesser amount as determined by our board of directors.

Zero shares were issued in 2021 and a total of 6,404 (as adjusted for the Company’s reverse stock split) shares were issued under the 2011 ESPP during 2021 and 2020, respectively. As of December 31, 2021, there were 60,948 shares available for future issuance under the 2011 ESPP.

Eligibility

Viracta’s employees or, as designated by the board of directors, employees of Viracta’s related corporations (if any), may have to satisfy one or more of the following service requirements before participating in the 2011 ESPP, as determined by the board of directors: (i) customary employment for more than 20 hours per week; (ii) customary employment for more than five months per calendar year; or (iii) continuous employment for a period of time not to exceed two years. No employee may be granted a purchase right under the 2011 ESPP if, immediately after such grant, the employee would own or hold options to purchase common stock in an amount equal to 5.0% or more of the total combined power or value of all classes of Viracta’s stock.

Administration

The 2011 ESPP is administered by the board of directors, which may in turn delegate authority to administer the 2011 ESPP to a committee. The board of directors has delegated administration of the 2011 ESPP to the Compensation Committee but has retained the authority to concurrently administer the 2011 ESPP with the Compensation Committee and may, at any time, revest in itself some or all of the powers previously delegated to the Compensation Committee. Subject to the terms of the 2011 ESPP, the Compensation Committee may determine how and when purchase rights will be granted, the terms of each offering of purchase rights under the 2011 ESPP, and to determine which related corporations are eligible to participate in the 2011 ESPP. As used herein, with respect to the 2011 ESPP, the term “Board” refers to any committee the board of directors appoints as well as to the board of directors itself.

Purchase Rights

The 2011 ESPP permits eligible employees to purchase shares of common stock through payroll deductions and is implemented through a series of offerings of purchase rights. Under the 2011 ESPP, Viracta may specify offerings of not more than 27 months and may specify one or more shorter purchase periods within each offering. Each offering will have one or more purchase dates on which shares of common stock will be purchased for the employees who are participating in the offering. An offering may be terminated early under certain circumstances such as a corporate transaction involving Viracta.

Unless otherwise determined by the board of directors, shares of common stock will be purchased for participating employees at a price per share equal to the lower of 85.0% of the fair market value of a share of common stock (i) on the first day of an offering, or (ii) on the purchase date. No participant may purchase shares through the 2011 ESPP having a fair market value exceeding $25,000 in any calendar year or such other limit as may be imposed by Section 423 of the Code.

Participation and Withdrawal from the 2011 ESPP

Eligible employees may enroll in any future offering effective on the date the offering begins. Additionally, Viracta currently anticipates that employees that first become eligible to participate in the 2011 ESPP during an offering will be granted a purchase right under that offering on the first day of the first purchase period that begins after such person becomes eligible, subject to the employee submitting the necessary enrollment paperwork.

Viracta currently anticipate that once an employee enrolls in an offering, such employee will automatically participate in the next offering, provided that the employee has not withdrawn from the 2011 ESPP, continues to meet the eligibility requirements and has not terminated employment with Viracta. A participant may withdraw from an offering at any time without affecting his or her eligibility to participate in any other offerings under the 2011 ESPP.

Termination of Employment

Purchase rights granted under the 2011 ESPP will terminate immediately upon an employee’s cessation of employment for any reason, and Viracta will refund all accumulated payroll deductions to the terminated participant without interest.

Restrictions on Transfer

Purchase rights granted under the 2011 ESPP are generally not transferable and may be exercised during a participant’s lifetime only by such participant. A participant may designate a beneficiary who is to receive any shares of common stock or cash, if any, from the participant’s account under the 2011 ESPP in the event of a participant’s death after the end of an offering but prior to delivery of the participant’s shares of common stock or cash.

Changes to Capital Structure

In the event of certain capitalization adjustments, the board of directors will appropriately adjust: (i) the classes and maximum number of securities subject to the 2011 ESPP; (ii) the classes and maximum number of securities by which the number of shares subject to the 2011 ESPP are to automatically increase each year; (iii) the classes and number of securities subject to, and the purchase price applicable to, outstanding offerings and purchase rights; and (iv) the classes and number of securities that are subject to any purchase limits under an ongoing offering.

Corporate Transactions

In the event of certain specified significant corporate transactions, any surviving or acquiring corporation (or its parent company) may assume or substitute similar purchase rights for those outstanding under the 2011 ESPP. If the surviving or acquiring corporation (or its parent company) does not assume such rights or substitute similar rights, then the next purchase date in the then-current offering will be accelerated to a date within 10 business days before the consummation of such transaction, the participants’ accumulated payroll deductions will be applied to the purchase of shares of common stock on such date and such purchase rights and all ongoing offerings will terminate immediately after such purchase.

Plan Amendments and Termination

The board of directors has the authority to amend or terminate the 2011 ESPP. However, no amendment or termination of the 2011 ESPP will impair any outstanding purchase rights previously granted to a participant unless agreed to by the affected participant or as required by law or regulation. Viracta will obtain stockholder approval of any amendment to the 2011 ESPP as required by applicable law or listing requirements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock as of April 19, 2022 by:

•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;

•	each of our named executive officers;

•	each of our directors; and

•	all of our executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated, to our knowledge, the persons or entities identified in the table have sole voting power and sole investment power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable.

We have based our calculation of the percentage of beneficial ownership on 37,488,274 shares of our common stock outstanding as of April 19, 2022. We have deemed shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of April 19, 2022, or issuable pursuant to RSUs which are subject to vesting and settlement conditions expected to occur within 60 days of April 19, 2022, to be outstanding and to be beneficially owned by the person holding the stock option or RSU for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address for each person or entity listed in the table is c/o Viracta Therapeutics, Inc., 2533 S. Coast Hwy. 101, Suite 210, Cardiff, California 92007.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percentage
Greater than 5% Stockholders:
Entities affiliated with aMoon Growth Fund Limited Partnership (1)	7,392,237	19.72%
Entities affiliates with Biotechnology Value Fund, L.P. (2)	3,731,744	9.95%
Forward Ventures V, L.P. (3)	2,664,790	7.11%
BlackRock, Inc. (4)	2,368,918	6.32%
Named Executive Officers and Directors:
Ivor Royston (5)	894,811	2.37%
Daniel Chevallard (6)	179,751	*
Lisa Rojkjaer (7)	148,684	*
Roger Pomerantz (8)	175,034	*
Michael Huang (9)	1,568,148	4.18%
Sam Murphy (10)	33,333	*
Gur Roshwalb (11)	7,425,570	19.79%
Tom Darcy (12)	33,333	*
Nicole Onetto (13)	37,189	*
Barry Simon (14)	43,124	*
Stephen Rubino (15)	33,333	*
Jane Barlow (16)	22,222	*
Flavia Borellini (17)	22,222	*
All directors and executive officers as a group (13 persons)	10,616,754	27.63%

*	Represents less than 1%.

(1)

Consists of (a) 5,359,372 shares held of record by aMoon 2 Fund Limited Partnership (“aMoon 2 Fund L.P.”) and (b) 2,032,865 shares held of record by aMoon-VRCT SPV Limited Partnership (“aMoon Co-Investment”). aMoon 2 Fund G.P. Limited Partnership (“aMoon 2 Fund G.P.”) is the sole General Partner of aMoon 2 Fund L.P. and aMoon Co-Investment and aMoon General Partner Ltd. (“aMoon General Partner”) is the sole General Partner of aMoon 2 Fund G.P. Dr. Yair Schindel is the sole shareholder of aMoon General Partner. By virtue of such relationships, aMoon 2 Fund G.P., aMoon General Partner and Dr. Schindel may be deemed to have shared voting and investment power with respect to the shares held of record by aMoon 2 Fund and aMoon Co-Investment. Each of aMoon 2 Fund G.P., aMoon General Partner and Dr. Schindel disclaims beneficial ownership of the shares held by aMoon 2 Fund and aMoon Co-Investment except to the extent of its or his pecuniary interest therein, if any.

(2)

Consists of (a) 1,828,558 shares held of record by Biotechnology Value Fund, L.P. (“BVF”), including 40,600 shares of common stock issuable upon the conversion of Series E Preferred Stock held by it and 110,771 shares of common stock issuable upon the conversion of Series F Preferred Stock held by it; (b) 1,551,694 shares held of record by Biotechnology Value Fund II, L.P. (“BVF2”), including 11,114 shares of common stock issuable upon the conversion of Series E Preferred Stock held by it and 103,914 shares of Common Stock issuable upon the conversion of Series F Preferred Stock held by it; and (c) 276,511 shares held of record by Biotechnology Value Trading Fund OS LP , including 3,000 shares of common stock issuable upon the conversion of Series E Preferred Stock held by it and 15,857 shares of Common Stock issuable upon the conversion of Series F Preferred Stock held by it. BVF I GP LLC (“BVF GP”) is the general partner of BVF and may be deemed to beneficially own the shares beneficially owned by BVF. BVF II GP LLC (“BVF2 GP”) is the general partner of BVF2 and may be deemed to beneficially own the shares beneficially owned by BVF2. BVF Partners OS Ltd. (“Partners OS”) is the general partner of Trading Fund OS and may be deemed to beneficially own the shares beneficially owned by Trading Fund OS. BVF GP Holdings LLC (“BVF GPH”), as the sole member of each of BVF GP and BVF2 GP, may be deemed to beneficially own the shares of beneficially owned in the aggregate by BVF and BVF2. BVF Partners L.P. (“Partners”), as the investment manager of BVF, BVF2 and Trading Fund OS, and the sole member of Partners OS, may be deemed to beneficially own the shares beneficially owned in the aggregate by BVF, BVF2 and Trading Fund OS and held in a certain Partners managed account (the “Partners Managed Account”), including 74,981 shares, which includes 7,543 shares of common stock issuable upon the conversion of Series F Preferred Stock, held in the Partners Managed Account. BVF Inc., as the general partner of Partners, may be deemed to beneficially own the shares beneficially owned by Partners. Mark N. Lampert, as a director and officer of BVF Inc., may be deemed to beneficially own the shares beneficially owned by BVF Inc.

(3)

Consists of 2,664,790 shares held of record by Forward Ventures V, L.P. (“Forward Ventures”). Forward V Associates, LLC (“Forward GP”) is the General Partner of Forward Ventures. Stan Fleming is the Managing Member of Forward GP and Stuart Collinson is a Venture Member of Forward GP. As such, each of Mr. Fleming and Dr. Collinson may be deemed to share voting and investment power with respect to the shares reported herein. Mr. Fleming and Dr. Collinson each disclaim beneficial ownership of such shares, except to the extent of his pecuniary interest therein, if any.

(4)

Consists of 2,368,918 shares held of record by BlackRock, Inc. or its subsidiaries: (1) BlackRock Advisors, LLC, (2) BlackRock Asset Management Canada Limited, (3) BlackRock Fund Advisors, (4) BlackRock Asset Management Ireland Limited, (5) BlackRock Institutional Trust Company, National Association, (6) BlackRock Financial Management, Inc., and (7) BlackRock Investment Management, LLC.

(5)	Consists of (a) 588,873 shares, (b) 287,339 shares subject to options held by Dr. Royston exercisable within 60 days of April 19, 2022, and (c) 18,599 shares held of record by Dr. Royston’s spouse.
(6)	Consists of (a) 75,849 shares and (b) 103,902 shares subject to options held by Mr. Chevallard exercisable within 60 days of April 19, 2022.
(7)	Consists of (a) 40,195 shares and (b) 108,489 shares subject to options held by Dr. Rojkjaer exercisable within 60 days of April 19, 2022.
(8)	Consists of (a) 27,102 shares and (b) 147,932 shares subject to options held by Dr. Pomerantz exercisable within 60 days of April 19, 2022.

(9)

Consists of (a) 1,534,815 shares held by Taiwania Capital Buffalo II Bioventures LP and (b) 33,333 shares subject to options held by Mr. Huang exercisable within 60 days of April 19, 2022. Mr. Huang disclaims beneficial ownership of shares Taiwania Capital Buffalo II Bioventures LP except to the extent of his pecuniary interest therein, if any.

(10)	Represents shares subject to options held by Dr. Murphy exercisable within 60 days of April 19, 2022.
(11)

Consists of the shares described in footnote (1) above which Dr. Roshwalb disclaims beneficial ownership of except to the extent of his pecuniary interest therein, if any, and shares subject to options held by Dr. Roshwalb exercisable within 60 days of April 19, 2022.

(12)	Represents shares subject to options held by Mr. Darcy exercisable within 60 days of April 19, 2022.
(13)	Represents shares subject to options held by Dr. Onetto exercisable within 60 days of April 19, 2022.
(14)	Represents shares subject to options held by Dr. Simon exercisable within 60 days of April 19, 2022.
(15)	Represents shares subject to options held by Dr. Rubino exercisable within 60 days of April 19, 2022.
(16)	Represents shares subject to options held by Dr. Barlow exercisable within 60 days of April 19, 2022.
(17)	Represents shares subject to options held by Dr. Borellini exercisable within 60 days of April 19, 2022.

RELATED PERSON TRANSACTIONS

The following is a description of each transaction since the beginning of our last two fiscal years, and each currently proposed transaction, in which:

•	we have been or are to be a participant;

•	the amount involved exceeded or exceeds $120,000;

•

any of our directors (including director nominees), executive officers, or beneficial holders of more than 5% of any class of our voting securities, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Series E Preferred Stock Purchase Agreement

In November 2020, Private Viracta issued and sold 66,061,102 shares of its Series E convertible preferred stock at a purchase price of $0.6055 per share for an aggregate purchase price of $40.0 million.

Purchasers of Private Viracta’s Series E convertible preferred stock include stockholders that beneficially owned more than 5% of Private Viracta’s outstanding capital stock at the time of such transactions and/or are represented on the board of directors. The following table present the number of shares purchased and the total purchase price paid by these entities.

Series E Convertible Preferred Stock Financing

Investor	Shares of Series E Convertible Preferred Stock	Total Purchase Price
Entities affiliated with aMoon 2 Fund G.P. Limited Partnership(1)(2)	49,545,829	$30,000,000
Taiwania Capital Buffalo II Bioventures (1)(3)	6,606,110	$4,000,000
Entities Affiliated with LVP GP III, LLC (1)(4)	4,954,583	$3,000,000

(1)

Additional details regarding this stockholder and its equity holdings, including the identities of the natural persons who exercise voting and dispositive power with respect to its shares, are provided herein under the section titled “Security Ownership of Certain Beneficial Owners and Management.”

(2)

aMoon 2 Fund Limited Partnership and aMoon—VRC SPV Limited Partnership are each affiliated with aMoon 2 Fund G.P. Limited Partnership. The shares of these entities are aggregated for purposes of reporting share ownership. Gur Roshwalb, a member of the board of directors, is a Managing Director of aMoon.

(3)	Michael Huang, a member of the board of directors, is the Managing Partner of Taiwania Capital Management Corporation, the investment manager of Taiwania Capital Buffalo II Bioventures.
(4)

LVP Life Science Ventures III, L.P., LVP III Associates, L.P. and LVP III Partners, L.P. are each affiliated with LVP GP III, LLC. The shares of these entities are aggregated for purposes of reporting share ownership. James Woody, a former member of Private Viracta’s board of directors, was a member of LVP GP III, LLC at the time of such transactions.

Common Stock Purchase Agreement

In November 2020, Viracta entered into the Common Stock Purchase Agreement. Purchasers of Private Viracta’s (formerly Viracta Therapeutics, Inc.) common stock included stockholders that beneficially owned more than 5% of the current outstanding capital stock at the time of the transaction and/or are represented on the board of directors. The following tables present the number of shares purchased and the total purchase price paid by these entities.

Investor	Shares of Common Stock	Total Purchase Price
Entities affiliated with Biotechnology Value Fund(1)	24,772,914	$15,000,000
aMoon—VRC SPV Limited Partnership(1)(2)	16,515,276	$10,000,000
Forward Ventures V, L.P. (1)(3)	825,763	$500,000

(1)

Additional details regarding this stockholder and its equity holdings, including the identities of the natural persons who exercise voting and dispositive power with respect to its shares, are provided herein under the section titled “Security Ownership of Certain Beneficial Owners and Management.”

(2)	Gur Roshwalb, a member of the board of directors, is a Managing Director of aMoon.
(3)	Standish Fleming, a former member of Private Viracta’s board of directors, is the general partner of Forward Ventures V, L.P.

Indemnification Agreements

We have entered into separate indemnification agreements with each of our directors and executive officers, in addition to the indemnification provided for in our amended and restated certificate of incorporation and bylaws. The indemnification agreements and our amended restated certificate of incorporation and bylaws require us to indemnify our directors, executive officers and certain controlling persons to the fullest extent permitted by Delaware law.

Policies and Procedures for Related Person Transactions

We have adopted a formal, written policy regarding related person transactions. This written policy regarding related person transactions provides that a related person transaction is a transaction, arrangement or relationship or any series of similar transactions, arrangements or relationships, in which we are a participant and in which a related person has, had or will have a direct or indirect material interest and in which the aggregate amount involved exceeds $120,000. For purposes of this policy, a related person means any of our executive officers and directors (including director nominees), in each case at any time since the beginning of our last fiscal year, or holders of more than 5% of any class of our voting securities and any member of the immediate family of, or person sharing the household with, any of the foregoing persons.

Our audit committee has the primary responsibility for reviewing and approving, ratifying or disapproving related person transactions. In determining whether to approve, ratify or disapprove any such transaction, our audit committee will consider, among other factors, (1) whether the transaction is fair to us and on terms no less favorable than terms generally available to unaffiliated third parties under the same or similar circumstances, (2) the extent of the related person’s interest in the transaction, (3) whether there are business reasons for us to enter into such transaction, (4) whether the transaction would impair the independence of any of our outside directors and (5) whether the transaction would present an improper conflict of interest for any of our directors or executive officers.

The policy grants standing pre-approval of certain transactions, including (1) certain compensation arrangements for our directors or executive officers, (2) transactions with another company at which a related person’s only relationship is as a non-executive employee, director or beneficial owner of less than 10% of that company’s shares, provided that the aggregate amount involved does not exceed the greater of $200,000 or 5% of such company’s total annual revenues and the transaction is on terms no less favorable than terms generally available to unaffiliated third parties under the same or similar circumstances, (3) charitable contributions by us to a charitable organization, foundation or university at which a related person’s only relationship is as a non-executive employee or director, provided that the aggregate amount involved does not exceed the greater of $200,000 or 5% of such organization’s total annual receipts, (4) transactions where a related person’s interest arises solely from the ownership of our common stock and all holders of our common stock received the same benefit on a pro rata basis and (5) any indemnification or advancement of expenses made pursuant to our organizational documents or any agreement. In addition to our policy, our audit committee charter provides that our audit committee shall review and approve or disapprove any related person transactions.

OTHER MATTERS

2021 Annual Report

Our financial statements for our fiscal year ended December 31, 2021 are included in our annual report, which we will make available to stockholders at the same time as this proxy statement. Our proxy materials and our annual report are posted on our website at www.viracta.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report, free of charge, by sending a written request to Viracta Therapeutics, Inc., 2533 S. Coast Hwy. 101, Suite 210, Cardiff, California 92007, Attention: Investor Relations.

Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement, and references to our website address in this proxy statement are inactive textual references only.

*     *    *

The board of directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the proxy will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote as promptly as possible to ensure your vote is recorded.

THE BOARD OF DIRECTORS

Cardiff, California

April 27, 2022

Appendix A

VIRACTA THERAPEUTICS, INC.

2022 EMPLOYEE STOCK PURCHASE PLAN

1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Companies with an opportunity to purchase Common Stock through accumulated Contributions. The Company intends for the Plan to have two components: a Code Section 423 Component (“423 Component”) and a non-Code Section 423 Component (“Non-423 Component”). The Company’s intention is to have the 423 Component of the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code. The provisions of the 423 Component, accordingly, will be construed so as to extend and limit Plan participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423 of the Code. In addition, this Plan authorizes the grant of an option to purchase shares of Common Stock under the Non-423 Component that does not qualify as an “employee stock purchase plan” under Section 423 of the Code; such an option will be granted pursuant to rules, procedures or sub-plans adopted by the Administrator designed to achieve tax, non-U.S. exchange or securities laws or other objectives for Eligible Employees and the Company. Except as otherwise provided, the Non-423 Component will operate and be administered in the same manner as the 423 Component. The Company intends to issue options under the Non-423 Component unless and until it may issue options under the 423 Component that are eligible to satisfy the requirements of Section 423 of the Code.

2. Definitions.

(a) “Administrator” means the Board or any Committee designated by the Board to administer the Plan pursuant to Section 14.

(b) “Affiliate” means any entity, other than a Subsidiary, in which the Company has an equity or other ownership interest.

(c) “Applicable Laws” means the legal and regulatory requirements relating to the administration of equity-based awards and the related issuance of shares of Common Stock under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable securities and exchange control laws of any non-U.S. country or jurisdiction where options are, or will be, granted under the Plan.

(d) “Board” means the Board of Directors of the Company.

(e) “Change in Control” means the occurrence of any of the following events:

(i) A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, (A) the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control, and (B) if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, the direct or indirect beneficial ownership of fifty percent (50%) or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event will not be considered a Change in Control under this subsection (i). For this purpose, indirect beneficial ownership will include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or

(ii) A change in the effective control of the Company, which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii) A change in the ownership of a substantial portion of the Company’s assets, which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection, the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(f) “Code” means the U.S. Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or U.S. Treasury Regulation thereunder will include such section or regulation, any valid regulation or other official applicable guidance promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(g) “Committee” means a committee of the Board appointed in accordance with Section 14 hereof.

(h) “Common Stock” means the common stock of the Company.

(i) “Company” means Viracta Therapeutics, Inc., a Delaware corporation, or any successor thereto.

(j) “Compensation” means, unless otherwise determined by the Administration, an Eligible Employee’s base straight time gross earnings, payments for overtime and shift premium, but exclusive of payments for incentive compensation, commissions, bonuses and other similar compensation. The Administrator, in its discretion, may, on a uniform and nondiscriminatory basis, establish a definition of Compensation from time to time prior to an Enrollment Date for all options to be granted on such Enrollment Date.

(k) “Contributions” means the payroll deductions and/or other additional payments that the Company may permit to be made by a Participant to fund the exercise of options granted pursuant to the Plan.

(l) “Designated Company” means any Subsidiary or Affiliate that has been designated by the Administrator in its sole discretion as eligible to participate in the Plan. For purposes of the 423 Component, only the Company and its Subsidiaries may be Designated Companies, provided that a Subsidiary that is a Designated Company under the 423 Component may not simultaneously be a Designated Company under the Non-423 Component.

(m) “Director” means a member of the Board.

(n) “Eligible Employee” means any individual who is a common law employee (and, with respect to the Non-423 Component, is not classified by the Company as an intern or temporary employee) providing services to the Company or a Designated Company and is customarily employed for at least twenty (20) hours per week and more than five (5) months in any calendar year by the Employer, or any lesser number of hours per week and/or number of months in any calendar year established by the Administrator (if required under applicable local law) for purposes of any separate Offering or for Eligible Employees participating in the Non-423 Component. For purposes of the Plan, the employment relationship will be treated as continuing intact while the individual is on sick leave or other leave of absence that the Employer approves or is legally protected under applicable local laws. Where the period of leave exceeds three (3) months and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated three (3) months and one (1) day following the commencement of such leave. The Administrator, in its discretion, from time to time may, prior to an Enrollment Date for all options to be granted on such Enrollment Date in an Offering, determine (for each Offering under the 423 Component, on a uniform and nondiscriminatory basis or as otherwise permitted by Treasury Regulation Section 1.423-2) that the definition of Eligible Employee will or will not include an individual if he or she: (i) has not completed at least two (2) years of service since his or her last hire date (or such lesser period of time as may be determined by the Administrator in its discretion), (ii) customarily works not more than twenty (20) hours per week (or such lesser period of time as may be determined by the Administrator in its discretion), (iii) customarily works not more than five (5) months per calendar year (or such lesser period of time as may be determined by the Administrator in its discretion), (iv) is a highly compensated employee within the meaning of Section 414(q) of the Code, or (v) is a highly compensated employee within the meaning of Section 414(q) of the Code with compensation above a certain level or is an officer or subject to the disclosure requirements of Section 16(a) of the Exchange Act, provided the exclusion is applied with respect to each Offering under the 423 Component in an identical manner to all highly compensated individuals of the Employer whose employees are participating in that Offering. Such exclusions may be applied with respect to an Offering under a 423 Component in a manner complying with U.S. Treasury Regulation Section 1.423-2(e)(2)(ii). Such exclusions may be applied with respect to an Offering under the Non- 423 Component without regard to the limitations of Treasury Regulation Section 1.423-2.

(o) “Employer” means the employer of an Eligible Employee.

(p) “Enrollment Date” means the first Trading Day of each Offering Period.

(q) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.

(r) “Exercise Date” means such dates on which each outstanding option granted under the Plan will be exercised (except if the Plan has been terminated), as may be determined by the Administrator, in its discretion and on a uniform and nondiscriminatory basis from time to time prior to an Enrollment Date for all options to be granted on such Enrollment Date. Unless otherwise determined by the Administrator, each Exercise Date will be the last day of the applicable Offering Period.

(s) “Fair Market Value” means, as of any date and unless the Administrator determines otherwise, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or national market system (including without limitation the New York Stock Exchange, NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market of The NASDAQ Stock Market), the Fair Market Value will be the closing sales price for Common Stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock will be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof will be determined in good faith by the Administrator.

The determination of fair market value for purposes of tax withholding may be made in the Administrator’s discretion subject to Applicable Laws and is not required to be consistent with the determination of Fair Market Value for other purposes.

(t) “Fiscal Year” means the fiscal year of the Company.

(u) “New Exercise Date” means a new Exercise Date if the Administrator shortens any Offering Period then in progress.

(v) “Offering” means an offer under the Plan of an option that may be exercised during an Offering Period as further described in Section 4. For purposes of the Plan, the Administrator may designate separate Offerings under the Plan (the terms of which need not be identical) in which Eligible Employees of one or more Employers will participate, even if the dates of the applicable Offering Periods of each such Offering are identical and the provisions of the Plan will separately apply to each Offering. If an Offering under the 423 Component is made, to the extent permitted by U.S. Treasury Regulation Section 1.423-2(a)(1), the terms of each Offering need not be identical provided that the terms of the Plan and an Offering together satisfy U.S. Treasury Regulation Section 1.423-2(a)(2) and (a)(3).

(w) “Offering Periods” means the periods during which shares of Common Stock may be purchased under the Plan. The duration and timing of Offering Periods may be changed pursuant to Sections 4, 19 and 29.

(x) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(y) “Participant” means an Eligible Employee that participates in the Plan.

(z) “Plan” means this Viracta Therapeutics, Inc. 2022 Employee Stock Purchase Plan.

(aa) “Purchase Period” means the period, as determined by the Administrator in its discretion and on a uniform and nondiscriminatory basis from time to time prior to an Enrollment Date for all options to be granted on such Enrollment Date, commencing on the Enrollment Date and ending with the next Exercise Date, except that if the Administrator determines that more than one Purchase Period should occur within an Offering Period, subsequent Purchase Periods within such Offering Period commence after one Exercise Date and end with the next Exercise Date at such time or times as the Administrator determines prior to the commencement of the applicable Offering Period. Unless otherwise determined by the Administrator, a Purchase Period shall have the same duration as the Offering Period.

(bb) “Purchase Price” means the price per share of Common Stock purchased under an option granted under the Plan as determined by the Administrator from time to time, in its discretion and on a uniform and nondiscriminatory basis for all options to be granted on an Enrollment Date, subject to compliance with Section 423 of the Code (or any successor rule or provision or any other Applicable Law, regulation or stock exchange rule) or pursuant to Section 19. However, in no event will the Purchase Price be less than eighty-five percent (85%) of the lower of the Fair Market Value of a share of Common Stock on the Enrollment Date or the Fair Market Value of a share of Common Stock on the Exercise Date.

(cc) “Section 409A” means Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

(dd) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(ee) “Trading Day” means a day on which the national stock exchange upon which the Common Stock is listed is open for trading.

(ff) “U.S. Treasury Regulations” means the Treasury regulations of the Code. Reference to a specific Treasury Regulation or Section of the Code shall include such Treasury Regulation or Section, any valid regulation promulgated under such Section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such Section or regulation.

3. Eligibility.

(a) Generally. Any Eligible Employee on a given Enrollment Date will be eligible to participate in the Plan, subject to the requirements of Section 5.

(b) Non-U.S. Employees. Eligible Employees who are citizens or residents of a non-U.S. jurisdiction (without regard to whether they also are citizens or residents of the United States or resident aliens (within the meaning of Section 7701(b)(1)(A) of the Code)) may be excluded from participation in the Plan or an Offering if the participation of such Eligible Employees is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause the Plan or an Offering to violate Section 423 of the Code. In the case of the Non-423 Component, an Eligible Employee may be excluded from participation in the Plan or an Offering at the discretion of the Administrator.

(c) 423 Component Limitations. Any provisions of the Plan to the contrary notwithstanding, with respect to any Offering under the 423 Component, no Eligible Employee will be granted an option under the Plan (i) to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or any Parent or Subsidiary of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Parent or Subsidiary of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company or any Parent or Subsidiary of the Company accrues at a rate that exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the Fair Market Value of the stock at the time such option is granted) for each calendar year in which such option is outstanding at any time, as determined in accordance with Section 423 of the Code and the regulations thereunder.

4. Offering Periods. The Plan will be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after June 1 and December 1 each year and ending on the first Trading Day on or after December 1 or June 1, approximately six (6) months later, or on such other date as the Administrator will determine, provided that the first Offering Period under the Plan shall begin on July 1, 2022, and end on December 1, 2022. The Administrator will have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future Offerings without stockholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected thereafter; provided, however, that no Offering Period may last more than twenty-seven (27) months.

5. Participation. An Eligible Employee may participate in the Plan pursuant to Section 3 by (i) submitting to the Company’s stock administration office (or its designee) a properly completed subscription agreement authorizing Contributions in the form provided by the Administrator for such purpose, or (ii) following an electronic or other enrollment procedure determined by the Administrator, in either case, on or before a date determined by the Administrator prior to an applicable Enrollment Date.

6. Contributions.

(a) At the time a Participant enrolls in the Plan pursuant to Section 5, he or she will elect to have a fixed amount of Contributions (in the form of payroll deductions or otherwise, to the extent permitted by the Administrator) made during each Purchase Period during the Offering Period (such fixed amount, the “Elected Contribution Amount”), provided that the Elected Contribution Amount will not exceed fifteen (15%) of the Compensation which a Participant receives during a Purchase Period, or such other limit established by the Administrator from time to time in its discretion and on a uniform and nondiscretionary basis for all options to be granted on an Enrollment Date in an Offering. Except to the extent otherwise permitted by the Administrator, Contributions will be deducted in equal installments from a Participant’s payroll during each Purchase Period up to the Elected Contribution Amount (for illustrative purposes, a payroll deduction occurring on an Exercise Date will be applied to a Participant’s account under the Purchase Period ending on such Exercise Date). The Administrator, in its sole discretion, may permit all Participants in a specified Offering to contribute amounts to the Plan through payment by cash, check, wire transfer or other means set forth in the subscription agreement or approved in writing by the Administrator prior to each Exercise Date of each Purchase Period. A Participant’s subscription agreement will remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

(b) In the event Contributions are made in the form of payroll deductions, such payroll deductions for a Participant will commence on the first pay day following the Enrollment Date and will end on the last pay day on or prior to the Exercise Date of such Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Section 10 hereof.

(c) All Contributions made for a Participant will be credited to his or her account under the Plan and Contributions will be made in whole percentages of his or her Compensation only.

(d) A Participant may discontinue his or her participation in the Plan as provided in Section 10. Except as may be permitted by the Administrator, as determined in its sole discretion, a Participant may reduce, but may not increase, the Participant’s Elected Contribution Amount up to one (1) times during an Offering Period by providing written notice to the Company (which may be similar to the form attached hereto as Exhibit B). If a Participant elects to reduce his or her Elected Contribution Amount during an Offering Period, all payroll deductions occurring after such election will be reduced prospectively to account for the new Elected Contribution Account.

(e) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(c), a Participant’s Elected Contribution Amount may be decreased to zero percent (0%) at any time during a Purchase Period. To the extent necessary, and subject to Section 423(b)(8) of the Code and Section 3(c) hereof, Contributions will recommence pursuant to the Elected Contribution Amount originally elected by the Participant effective as of the beginning of the first Purchase Period scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 10.

(f) Notwithstanding any provisions or limits to the contrary in the Plan, the Administrator may allow Eligible Employees to participate in the Plan via cash contributions or other methods instead of payroll deductions if (i) payroll deductions are not permitted under applicable local law, (ii) the Administrator determines that cash contributions are permissible under Section 423 of the Code or (iii) for Participants participating in the Non-423 Component.

(g) At the time the option is exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of (or any other time that a taxable event related to the Plan occurs), the Participant must make adequate provision for the Company’s or Employer’s federal, state, local or any other tax liability payable to any authority including taxes imposed by jurisdictions outside of the U.S., national insurance, social security or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock (or any other time that a taxable event related to the Plan occurs). At any time, the Company or the Employer may, but will not be obligated to, withhold from the Participant’s compensation the amount necessary for the Company or the Employer to meet applicable withholding obligations, including any withholding required to make available to the Company or the Employer any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Eligible Employee. In addition, the Company or the Employer may, but will not be obligated to, withhold from the proceeds of the sale of Common Stock or any other method of withholding the Company or the Employer deems appropriate to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f).

7. Grant of Option. On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period will be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of Common Stock determined by dividing such Eligible Employee’s Contributions accumulated prior to such Exercise Date and retained in the Eligible Employee’s account as of the Exercise Date by the applicable Purchase Price; provided that in no event will an Eligible Employee be permitted to purchase under the Plan during each Purchase Period more than 10,000 shares of Common Stock (subject to any adjustment pursuant to Section 18) and provided further that such purchase will be subject to the limitations set forth in Sections 3(c) and 13. The Eligible Employee may accept the grant of such option by electing to participate in the Plan in accordance with the requirements of Section 5. The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of Common Stock that an Eligible Employee may purchase during each Purchase Period of an Offering Period. Exercise of the option will occur as provided in Section 8, unless the Participant has withdrawn pursuant to Section 10 (or Participant’s participation is terminated as provided in Section 11). The option will expire on the last day of the Offering Period.

8. Exercise of Option.

(a) Unless a Participant withdraws from the Plan as provided in Section 10 (or Participant’s participation is terminated as provided in Section 11), his or her option for the purchase of shares of Common Stock will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to the option will be purchased for such Participant at the applicable Purchase Price with the accumulated Contributions from his or her account. No fractional shares of Common Stock will be purchased; unless otherwise determined by the Administrator, any Contributions accumulated in a Participant’s account, which are not sufficient to purchase a full share will be retained in the Participant’s account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the Participant as provided in Section 10. Any other funds left over in a Participant’s account after the Exercise Date will be returned to the Participant. During a Participant’s lifetime, a Participant’s option to purchase shares of Common Stock hereunder is exercisable only by him or her.

(b) If the Administrator determines that, on a given Exercise Date, the number of shares of Common Stock with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares of Common Stock available for sale under the Plan on such Exercise Date, the Administrator may in its sole discretion (x) provide that the Company will make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all Participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect or (y) provide that the Company will make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Section 19. The Company may make a pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company’s stockholders subsequent to such Enrollment Date.

9. Delivery. As soon as reasonably practicable after each Exercise Date on which a purchase of shares of Common Stock occurs, the Company will arrange the delivery to each Participant of the shares of Common Stock purchased upon exercise of his or her option in a form determined by the Administrator (in its sole discretion) and pursuant to rules established by the Administrator. The Company may permit or require that shares of Common Stock be deposited directly with a broker designated by the Company or to a designated agent of the Company, and the Company may utilize electronic or automated methods of share transfer. The Company may require that shares of Common Stock be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares. No Participant will have any voting, dividend, or other stockholder rights with respect to shares of Common Stock subject to any option granted under the Plan until such shares have been purchased and delivered to the Participant as provided in this Section 9.

10. Withdrawal.

(a) A Participant may withdraw all but not less than all the Contributions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by (i) submitting to the Company’s stock administration office (or its designee) a written notice of withdrawal in the form determined by the Administrator for such purpose (which may be similar to the form attached hereto as Exhibit B), or (ii) following an electronic or other withdrawal procedure determined by the Administrator. The Administrator may set forth a deadline of when a withdrawal must occur to be effective prior to a given Exercise Date in accordance with policies it may approve from time to time. All of the Participant’s Contributions credited to his or her account will be paid to such Participant as soon as administratively practicable after receipt of notice of withdrawal and such Participant’s option for the Offering Period will be automatically terminated, and no further Contributions for the purchase of shares will be made for such Offering Period. If a Participant withdraws from an Offering Period, Contributions will not resume at the beginning of the succeeding Offering Period, unless the Participant re-enrolls in the Plan in accordance with the provisions of Section 5.

(b) A Participant’s withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or in succeeding Offering Periods that commence after the termination of the Offering Period from which the Participant withdraws.

11. Termination of Employment. Upon a Participant’s ceasing to be an Eligible Employee for any reason, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to such Participant’s account during the Offering Period but not yet used to purchase shares of Common Stock under the Plan will be returned to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15, and such Participant’s option will be automatically terminated. Unless determined otherwise by the Administrator in a manner that, with respect to an Offering under the 423 Component, is permitted by, and compliant with, Section 423 of the Code, a Participant whose employment transfers between entities through a termination with an immediate rehire (with no break in service) by the Company or a Designated Company shall not be treated as terminated under the Plan; however, no Participant shall be deemed to switch from an Offering under the Non-423 Component to an Offering under the 423 Component or vice versa unless (and then only to the extent) such switch would not cause the 423 Component or any option thereunder to fail to comply with Section 423 of the Code.

12. Interest. No interest will accrue on the Contributions of a participant in the Plan, except as may be required by Applicable Law, as determined by the Company, and if so required by the laws of a particular jurisdiction, shall, with respect to Offerings under the 423 Component, apply to all Participants in the relevant Offering, except to the extent otherwise permitted by U.S. Treasury Regulation Section 1.423-2(f).

13. Stock.

(a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof, the maximum number of shares of Common Stock that will be made available for sale under the Plan will be 500,000 shares of Common Stock, plus the number of shares of Common Stock to be added to the Plan pursuant to the next sentence.

(b) The number of shares of Common Stock available for issuance under the Plan will be increased on the first day of each Fiscal Year beginning with the 2023 Fiscal Year equal to the least of (i) 500,000 shares of Common Stock, (ii) one percent (1)% of the outstanding shares of all classes of common stock of the Company on the last day of the immediately preceding Fiscal Year, or (iii) an amount determined by the Administrator.

(c) Until the shares of Common Stock are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a Participant will have only the rights of an unsecured creditor with respect to such shares, and no right to vote or receive dividends or any other rights as a stockholder will exist with respect to such shares.

(d) Shares of Common Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant or, if so required under Applicable Laws, in the name of the Participant and his or her spouse.

14. Administration. The Plan will be administered by the Board or a Committee appointed by the Board, which Committee will be constituted to comply with Applicable Laws. To the extent permitted by Applicable Laws, the Administrator will have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to delegate ministerial duties to any of the Company’s employees, to designate separate Offerings under the Plan, to designate Subsidiaries and Affiliates as participating in the 423 Component or Non-423 Component, to determine eligibility, to adjudicate all disputed claims filed under the Plan and to establish such procedures that it deems necessary or advisable for the administration of the Plan (including, without limitation, to adopt such procedures and sub-plans as are necessary or appropriate to permit the participation in the Plan by employees who are non-U.S. nationals or employed outside the U.S., the terms of which sub-plans may take precedence over other provisions of this Plan, with the exception of Section 13(a) hereof, but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan shall govern the operation of such sub-plan). Unless otherwise determined by the Administrator, the employees eligible to participate in each sub-plan will participate in a separate Offering and will be in the Non-423 Component unless such designation would cause the 423 Component to violate the requirements of Section 423 of the Code. Without limiting the generality of the foregoing, the Administrator is specifically authorized to adopt rules and procedures regarding eligibility to participate, the definition of Compensation, handling of Contributions, making of Contributions to the Plan (including, without limitation, in forms other than payroll deductions), establishment of bank or trust accounts to hold Contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of stock certificates that vary with applicable local requirements. The Administrator also is authorized to determine that, to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f), the terms of an option granted under the Plan or an Offering to citizens or residents of a non-U.S. jurisdiction will be less favorable than the terms of options granted under the Plan or the same Offering to employees resident solely in the U.S. Every finding, decision and determination made by the Administrator will, to the full extent permitted by law, be final and binding upon all parties.

15. Designation of Beneficiary.

(a) If permitted by the Administrator, a Participant may file a designation of a beneficiary who is to receive any shares of Common Stock and cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such Participant of such shares and cash. In addition, if permitted by the Administrator, a Participant may file a designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death prior to exercise of the option. If a Participant is married and the designated beneficiary is not the spouse, spousal consent will be required for such designation to be effective.

(b) Such designation of beneficiary may be changed by the Participant at any time by notice in a form determined by the Administrator. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company will deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

(c) All beneficiary designations will be in such form and manner as the Administrator may designate from time to time. Notwithstanding Sections 15(a) and (b) above, the Company and/or the Administrator may decide not to permit such designations by Participants in non-U.S. jurisdictions to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f).

16. Transferability. Neither Contributions credited to a Participant’s account nor any rights with regard to the exercise of an option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition will be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

17. Use of Funds. The Company may use all Contributions received or held by it under the Plan for any corporate purpose, and the Company will not be obligated to segregate such Contributions except under Offerings or for Participants in the Non-423 Component for which Applicable Laws require that Contributions to the Plan by Participants be segregated from the Company’s or the Employer’s general corporate funds and/or deposited with an independent third party. Until shares of Common Stock are issued, Participants will only have the rights of an unsecured creditor with respect to such shares.

18. Adjustments, Dissolution, Liquidation, Merger or Change in Control.

(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the corporate structure of the Company affecting the Common Stock occurs (other than any ordinary dividends or other ordinary distributions), the Administrator, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will, in such manner as it may deem equitable, adjust the number and class of Common Stock that may be delivered under the Plan, the Purchase Price per share, the class, and the number of shares of Common Stock covered by each option under the Plan that has not yet been exercised, and the numerical limits of Sections 7 and 13.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by setting a New Exercise Date, and will terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date will be before the date of the Company’s proposed dissolution or liquidation. The Administrator will notify each Participant in writing or electronically, prior to the New Exercise Date, that the Exercise Date for the Participant’s option has been changed to the New Exercise Date and that the Participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10 hereof.

(c) Merger or Change in Control. In the event of a merger or Change in Control, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, the Offering Period with respect to which such option relates will be shortened by setting a New Exercise Date on which such Offering Period shall end. The New Exercise Date will occur before the date of the Company’s proposed merger or Change in Control. The Administrator will notify each Participant in writing or electronically prior to the New Exercise Date, that the Exercise Date for the Participant’s option has been changed to the New Exercise Date and that the Participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10 hereof.

19. Amendment or Termination.

(a) The Administrator, in its sole discretion, may amend, suspend, or terminate the Plan, or any part thereof, at any time and for any reason. If the Plan is terminated, the Administrator, in its discretion, may elect to terminate all outstanding Offering Periods either immediately or upon completion of the purchase of shares of Common Stock on the next Exercise Date (which may be sooner than originally scheduled, if determined by the Administrator in its discretion), or may elect to permit Offering Periods to expire in accordance with their terms (and subject to any adjustment pursuant to Section 18). If the Offering Periods are terminated prior to expiration, all amounts then credited to Participants’ accounts that have not been used to purchase shares of Common Stock will be returned to the Participants (without interest thereon, except as otherwise required under Applicable Laws, as further set forth in Section 12 hereof) as soon as administratively practicable.

(b) Without stockholder consent and without limiting Section 19(a), the Administrator will be entitled to change the Offering Periods or Purchase Periods, designate separate Offerings, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit Contributions in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed Contribution elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with Contribution amounts, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable that are consistent with the Plan.

(c) In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify, amend or terminate the Plan to reduce or eliminate such accounting consequence, including, but not limited to:

(i) amending the Plan to conform with the safe harbor definition under the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto), including with respect to an Offering Period underway at the time;

(ii) altering the Purchase Price for any Offering Period or Purchase Period including an Offering Period or Purchase Period underway at the time of the change in Purchase Price, but, with respect to any existing Offerings under the 423 Component, in no event below the lowest Purchase Price permitted by Treasury Regulation Section 1.423-2(g);

(iii) shortening any Offering Period or Purchase Period by setting a New Exercise Date, including an Offering Period or Purchase Period underway at the time of the Administrator action;

(iv) reducing the maximum Elected Contribution Amount a Participant may elect; and

(v) reducing the maximum number of shares of Common Stock a Participant may purchase during any Offering Period or Purchase Period.

Such modifications or amendments will not require stockholder approval or the consent of any Plan Participants.

20. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan will be deemed to have been duly given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21. Conditions Upon Issuance of Shares. Shares of Common Stock will not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto will comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and will be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

22. Code Section 409A. The 423 Component of the Plan is exempt from the application of Code Section 409A and any ambiguities herein will be interpreted to so be exempt from Code Section 409A. The Non-423 Component is intended to be exempt from the application of Code Section 409A as options granted thereunder are intended to constitute “short term deferrals” and any ambiguities herein will be interpreted such that those options shall so be exempt from Code Section 409A. In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Administrator determines that an option granted under the Plan may be subject to Code Section 409A or that any provision in the Plan would cause an option under the Plan to be subject to Code Section 409A, the Administrator may amend the terms of the Plan and/or of an outstanding option granted under the Plan, or take such other action the Administrator determines is necessary or appropriate, in each case, without the Participant’s consent, to exempt any outstanding option or future option that may be granted under the Plan from or to allow any such options to comply with Code Section 409A, but only to the extent any such amendments or action by the Administrator would not violate Code Section 409A. Notwithstanding the foregoing, the Company and any of its Parent or Subsidiaries shall have no obligation to reimburse, indemnify, or hold harmless a Participant or any other party if the option to purchase Common Stock under the Plan that is intended to be exempt from or compliant with Section 409A is not so exempt or compliant or for any action taken by the Administrator with respect thereto. The Company makes no representation that the option to purchase Common Stock under the Plan is compliant with Section 409A.

23. Term of Plan. The Plan will become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. Unless sooner terminated under Section 19, the Plan will continue in effect for a term of twenty (20) years from the date the Plan is adopted by the Board and Section 13(b) will operate only until the date that is ten (10) years from the date the Plan is adopted by the Board.

24. Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

25. Automatic Transfer to Low Price Offering Period. Unless the Administrator, in its sole discretion, chooses otherwise prior to an Enrollment Date, and to the extent permitted by Applicable Laws, if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering Period, then all participants in such Offering Period automatically will be withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof and the preceding Offering Period will terminate.

26. Governing Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except its choice-of-law provisions).

27. No Right to Employment. Participation in the Plan by a Participant shall not be construed as giving a Participant the right to be retained as an employee of the Company or a Subsidiary or Affiliate, as applicable. Furthermore, the Company or a Subsidiary or Affiliate may dismiss a Participant from employment at any time, free from any liability or any claim under the Plan.

28. Severability. If any provision of the Plan is or becomes or is deemed to be invalid, illegal, or unenforceable for any reason in any jurisdiction or as to any Participant, such invalidity, illegality or unenforceability shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as to such jurisdiction or Participant as if the invalid, illegal or unenforceable provision had not been included.

29. Compliance with Applicable Laws. The terms of this Plan are intended to comply with all Applicable Laws and will be construed accordingly.

EXHIBIT A

VIRACTA THERAPEUTICS, INC.

2022 EMPLOYEE STOCK PURCHASE PLAN

SUBSCRIPTION AGREEMENT

Original Application	Offering Date:
Change in Elected Contribution Amount

Capitalized terms used but not otherwise defined herein shall have the meaning given to such terms in the Viracta Therapeutics, Inc. 2022 Employee Stock Purchase Plan.

1. ____________________ hereby elects to participate in the Viracta Therapeutics, Inc. 2022 Employee Stock Purchase Plan (the “Plan”) and subscribes to purchase shares of the Company’s Common Stock in accordance with this 2022 Employee Stock Purchase Plan Subscription Agreement (the “Subscription Agreement”) and the Plan.

2. I hereby authorize an Elected Contribution Amount during each Purchase Period of $___________. I understand that, except to the extent otherwise permitted by the Administrator, Contributions will be deducted in equal installments from my payroll during each Purchase Period up to my Elected Contribution Amount. I further understand that my Elected Contribution Amount will not exceed fifteen (15)% of the Compensation which I receive during a Purchase Period.

3. I hereby authorize the Company and/or my Employer to sell shares of Common Stock acquired pursuant to an Offering under the Plan that are necessary to satisfy any Tax-Related Items legally payable by me, as specified in Section 7 of this Subscription Agreement.

4. I understand that Contributions in the form of payroll deductions will be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option and purchase Common Stock under the Plan.

5. I have received a copy of the complete Plan and its accompanying prospectus. I understand that my participation in the Plan is in all respects subject to the terms of the Plan.

6. The Company reserves the right to modify the Plan and to impose other requirements on my participation in the Plan, on the option and on any shares of Common Stock purchased under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons. I agree to be bound by such modifications regardless of whether notice is given to me of such event, subject, in any case, to my right to withdrawal from participation in the Plan. I further agree to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

7. It is understood that currently for a U.S. taxpayer there is no tax event for the purchase of shares under the Plan. If the U.S. tax laws change or if the laws of my non-U.S. jurisdiction result in a tax withholding obligation upon my purchase of shares, then the issuance of such shares will be subject to me making satisfactory arrangements (as determined by the Administrator) for the payment of income, employment, social insurance, National Insurance Contributions, payroll tax, fringe benefit tax, payment on account or other tax-related items related to my participation in the Plan and legally applicable to me (“Tax-Related Items”) that the Administrator determines must be withheld. I hereby specifically authorize the

A-1

Company and/or my Employer to withhold any Tax-Related Items from proceeds of the sale of shares of Common Stock acquired pursuant to an Offering under the Plan through a sale arranged by the Company and I hereby authorize the Company and/or the Employer to withhold any Tax-Related Items legally payable by me from proceeds of the sale of shares of Common Stock on my behalf pursuant to this authorization without further consent. In addition, the Company has the right (but not the obligation) to satisfy any Tax-Related Items by reducing the number of shares of Common Stock otherwise deliverable to me. If I do not arrange for the payment of any Tax-Related Items the Company may refuse to deliver the shares to me. If I am subject to taxation in more than one jurisdiction during an Offering Period, the Company and/or the Employer or former Employer may withhold or account for tax in greater than one jurisdiction. Regardless of any action of the Company or the Employer, I acknowledge that the ultimate liability for all Tax-Related Items is and remains my responsibility and may exceed the amount actually withheld by the Company or the Employer. I further acknowledge that the Company and the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of my participation in the Plan; and (2) do not commit to and are under no obligation to structure the terms of the Plan to reduce or eliminate my liability for Tax-Related Items or achieve any particular tax result.

8. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. I hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

9. The Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (without regard to its conflicts of law provisions) as such laws are applied to agreements between Delaware residents entered into and to be performed entirely within Delaware. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties, I hereby submit and consent to the exclusive jurisdiction of the State of Delaware and agree that such litigation shall be conducted only in the Delaware Court of Chancery or the federal courts for the United States for the District of Delaware, and no other courts.

10. Notwithstanding any provision of this Subscription Agreement, I understand that if I am working or resident in a country other than the United States, my participation in the Plan shall also be subject to the Additional Terms and Conditions for Non-U.S. Employees set forth in Appendix A attached hereto and any special terms and conditions for my country set forth in Appendix B attached hereto. Further, I understand that if I relocate to one of the countries included in Appendix B, the special terms and conditions for such country will apply to me to the extent the Company determines in its sole discretion that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. Appendix A and Appendix B constitute part of this Subscription Agreement.

11. I hereby agree to be bound by the terms of the Plan and this Subscription. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.

Employee’s Social Security Number:

Employee’s Address:

I ACKNOWLEDGE AND UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT INCLUDING ITS APPENDICES AND MY PARTICIPATION IN THE PLAN WILL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS AFFIRMATIVELY TERMINATED BY ME.

Dated:
Signature of Employee

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EXHIBIT B

VIRACTA THERAPEUTICS, INC.

2022 EMPLOYEE STOCK PURCHASE PLAN

NOTICE OF REDUCTION OF ELECTED CONTRIBUTION AMOUNT

OR

WITHDRAWAL

Check Appropriate Box

€ Reduction of Elected Contribution Amount. The undersigned Participant in the Offering Period of the Viracta Therapeutics, Inc. 2022 Employee Stock Purchase Plan that began on ____________, ______ (the “Offering Date”) hereby notifies the Company that he or she hereby wishes to reduce his or her Elected Contribution Amount to the following amount:

$ _________ (the “Reduced Elected Contribution Amount”)

The undersigned understands that all subsequent payroll deductions will be made pursuant to the Reduced Elected Contribution Amount for the purchase of shares in the current Offering Period and for subsequent Offering Periods. The undersigned will be eligible to participate in succeeding Offering Periods at a higher rate of contribution only by delivering to the Company a new Subscription Agreement.

€ Withdrawal. The undersigned Participant in the Offering Period of Viracta Therapeutics, Inc. 2022 Employee Stock Purchase Plan that began on ____________, ______ (the “Offering Date”) hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be terminated automatically. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned will be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

Name and Address of Participant:

Signature:

Date:

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YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:

INTERNET Go To: www.proxypush.com/VIRX ● Cast your vote online ● Have your Proxy Card ready ● Follow the simple instructions to record your vote
PHONE Call 1-866-458-1594 ● Use any touch-tone telephone ● Have your Proxy Card ready ● Follow the simple recorded instructions
MAIL ● Mark, sign and date your Proxy Card ● Fold and return your Proxy Card in the postage-paid envelope provided

Viracta Therapeutics, Inc.

Annual Meeting of Stockholders

For Stockholders of record as of April 19, 2022

TIME:	Wednesday, June 8, 2022 10:00 AM, Pacific Time
PLACE:	Annual Meeting to be held live via the internet - please visit
www.proxydocs.com/VIRX for more details.

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Ivor Royston and Daniel Chevallard (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Viracta Therapeutics, Inc. which the undersigned is entitled to vote at said meeting and any adjournment or postponement thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Viracta Therapeutics, Inc.

Annual Meeting of Stockholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2, 3 AND 4

BOARD OF
DIRECTORS
	PROPOSAL		YOUR VOTE		RECOMMENDS
1.	To elect three (3) Class I directors to hold office until our 2025 annual meeting of stockholders and until their respective successors are elected and qualified.
		FOR	WITHHOLD
	1.01 Michael Huang, M.S., M.B.A.	☐	☐		FOR

	1.02 Sam Murphy, Ph.D.	☐	☐		FOR

	1.03 Roger Pomerantz, M.D.	☐	☐		FOR

		FOR	AGAINST	ABSTAIN

2.	To approve, on an advisory basis, the compensation of our named executive officers.	☐	☐	☐	FOR

3.	To approve the 2022 Employee Stock Purchase Plan.	☐	☐	☐	FOR

4.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022.	☐	☐	☐	FOR

You must register to attend the meeting online and/or participate at www.proxydocs.com/VIRX

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date